UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-07102
The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)

c/o CT Corporation
101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-877-446-3863
Date of fiscal year end: January 31, 2011
Date of reporting period: January 31, 2011

Item 1. Reports to Stockholders.
Annual Reportzil if January 31, 2011 The Advisors’ Inner Circle Fund II

Hancock Horizon Family of Funds	January 31, 2011
Table of Contents

Shareholder Letter	2
Economic Overview and Investment Outlook	3
Investment Philosophy	10
Management’s Discussion of Fund Performance	11
Disclosure of Fund Expenses	32
Financial Statements
Schedules of Investments	34
Statements of Assets and Liabilities	51
Statements of Operations	54
Statements of Changes in Net Assets	56
Financial Highlights	58
Notes to Financial Statements	65
Report of Independent Registered Public Accounting Firm	78
Trustees and Officers of The Advisors’ Inner Circle Fund II	79
Notice to Shareholders	83
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter
Dear Shareholder,
We put another year in the record books and look to start 2011 with a strong footing. The start of 2010 did not look too promising for equity returns but by year end the S&P 500 returned over 15%. We are hopeful this upward trend in returns continues throughout 2011 and that our disciplined investment process and philosophy continue to add value for our investors. We look forward to helping you meet the challenges on your horizon with experience, strength, stability and integrity.
Hancock Horizon Funds Celebrate their 10-Year Anniversary
On May 31, 2010, the Hancock Horizon Funds celebrated our 10-year anniversary. Over the last 10 years, market participants have experienced the Tech Bubble bursting, 9/11, Hurricane Katrina, and the Financial Crisis of 2008. Despite the turmoil our Funds survived and even flourished. As of January 31, 2011, the Hancock Horizon Value Fund (Trust Class) had an annualized 10-year return of 6.16% versus its benchmark the Russell 1000 Value’s 10-year annualized return of 3.45% and the Hancock Horizon Growth Fund (Trust Class) had an annualized 10-year return of 2.41% versus its benchmark the Russell 1000 Growth’s 10-year annualized return of (0.40)%.
Hancock Horizon Funds Announce Launch of Two New Tax-Free Funds
The Hancock Horizon Louisiana and Mississippi Tax-Free Income Funds were launched on February 1, 2011. As the names imply, both funds’ goals will be to seek income exempt from both federal and state specific personal income tax. With the addition of the two new funds, the Hancock Horizon Funds will grow from seven to nine mutual fund options.
We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to continuing to serve you future investment needs.
Sincerely,
Clifton Saik
Executive Vice President
Performance quoted is past performance and does not guarantee future results. Performance shown is for the Trust share class of the Value and Growth Funds. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The one and five year returns through 1/31/2011 are: Value Fund (Trust Class): 22.83% and 1.44% respectively and Growth Fund: 26.59% and -1.31% respectively. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.
Russell 1000 Growth Index measures the performance of the 1000 largest U.S. companies based on total market capitalization that have higher than average price-to-book ratios and higher forecast values. The Russell 1000 Value Index measures the performance of the 1000 largest U.S. companies based on total market capitalization that have lower than average price-to-book ratios and lower forecast values. Index returns to not reflect any management fees, transaction costs or expenses. It is not possible to invest in an index.

Economic Overview and Investment Outlook	January 31, 2011
A year ago the primary indicators supported a forecast of rising business activity at least through mid 2010. Several sensitive indicators, however, suggested that the second half of 2010 would be relatively weak in comparison to the first six months. By the end of the second quarter, the developing “soft patch” gave rise to fears of a “double-dip” recession. Around this time, Federal Reserve (the “Fed”) Chairman Ben Bernanke hinted of a second round of quantitative easing, which emerged a few months later as a plan to purchase over time about $650 billion of U.S. Treasury Bonds. The goal was to keep interest rates low, and support asset prices thereby removing the perceived threat of renewed recession and deflation. Since the leading economic indicators never slipped into recession-warning mode, it could be argued that “QE2” (quantitative easing program), as the new round of stimulus was called, was unnecessary. In any case, during the third quarter of 2010, signs of accelerating business activity began to appear and improvement continued into the fourth quarter. At the beginning of 2010, real GDP (gross domestic product) forecasts for the coming year ranged from 2% to 4%. At the time we guessed that a 4% estimate was too high based largely on the historical record following major credit busts. When all of the data has been compiled, the final figure should be a shade above 3%, considerably below the average post-recession recovery experience since WWII.
As 2010 began, we noted in the annual report that “we are aware of no investable asset class that represents outstanding value.” Common stocks, for example, using the S&P 500 capitalization weighted index were about to enter overvalued territory following a gain of 70% from the low of March 9, 2009, and bond yields did not seem to reflect a large premium for perceived inflation risk. The strategic attractiveness of emerging markets was well recognized and the valuation picture was neutral at best. Commodities, if you consider them to be a legitimate long-term investment asset class (we don’t), seemed to be expensive relative to current and expected global economic growth rates. During the next six months, the developing economic soft patch and turmoil in European sovereign debt markets produced 10% to 15% declines in most stock market and commodity indices. Bond prices rose and yields fell as investor sentiment shifted toward fear of recession and deflation. By late summer, common stock valuation had improved enough to suggest at least a mildly attractive investment environment. With Federal Reserve Chairman Bernanke’s announcement and implementation of “QE2”, trend reversals were underway in the third quarter. At year end 2010, common stock indices had delivered total returns of +15% (S&P 500 Index) to +20% (S&P Smallcap 600 Index) from the summer low and double-digit returns for the entire year. Entering 2011, the stock market, generally speaking, is once again probing to be overvalued given reasonable forecasts for economic growth going forward.
Leading economic indicators strengthened during the fourth quarter and currently point to continued economic growth at least through the first half of 2011. Consensus estimates for real growth in 2011 exceed 3%, but the range of estimates seems to be unusually wide. A few economists expect a bumpy road next year with average growth closer to 1%. Others anticipate continuously improving economic conditions that

Economic Overview and Investment Outlook (continued)
will produce a 4% annual growth rate by year-end 2011. The more optimistic forecasts assume that government stimulus programs included in the “tax compromise” will add approximately one percentage point to growth thereby boosting the economy from prospective below-average activity to at least average or perhaps a bit better. Average in this context means 3% or higher real GDP. Economists with a more cautious outlook assume less (or zero) bang from the stimulus buck with little change in real final demand for goods and services which is now calculated to be growing at a rate of only 1% annualized.
The Federal Reserve’s latest quantitative easing program (QE2) is not considered a significant factor in forecasting economic growth in 2011. It will add more reserves to the banking system, but there is already an ample supply of money available. The problem remains one of too few qualified borrowers and risk-averse lenders. Federal Reserve bankers knew that expanding reserves in the system would be unproductive under these circumstances and initiated QE2 in the belief (hope?) that it would stimulate “animal spirits” among consumers and businesses by causing asset prices to rise thereby creating a wealth effect that would initiate a new borrowing, lending and spending cycle. Directly and indirectly, it seems to have had the desired effect on the stock and commodity markets, but house prices are “double dipping”. Inflation fears have also been stoked by the Fed’s new program, and interest rates have been rising. Whether this additional monetary stimulus ultimately has a positive impact on the broader economy remains to be seen. Expectations, unfortunately, suggest a greater chance that the Fed’s manipulations will simply serve to further distort the financial markets and lead to unintended consequences. We have often commented on the necessity to view all economic forecasts as extraordinarily imprecise. This also holds true for predictions about inflation, interest rates and common stock prices. We should be especially wary when the consensus is excessively optimistic or pessimistic. Optimism reigns at present among the professional forecasters, and while we agree that the statistical indicators point to continued recovery in 2011, the road ahead is likely to be rocky and there are barriers to be overcome before significant progress can be made. Eighteen months into recovery, there is little evidence of improvement in the U.S. housing industry and unemployment remains stubbornly high. Government fiscal stimulus is temporary and scheduled to be winding down in 2012. Projected growth in 2011 is not likely to be sufficient to reduce unemployment significantly, and continued high levels of public and private debt represent structural barriers that will not be removed quickly.
Fiscal problems among state and local governments will be another drag on economic activity going forward. Tax receipts are up and most budgets will be in balance in the near-term, but future liabilities imply considerable spending restraint will be necessary starting now to make ends meet in the years to come.
The sovereign debt and banking crisis in Europe will reduce global growth potential in the near-term and there is the risk that European Central Bank efforts to contain the crisis will fail, leading to another bout of financial panic and market disruption.

January 31, 2011
Emerging markets should continue to enjoy strong growth compared to the developed world, but efforts to contain inflation, particularly in China, should have a dampening effect. The weight of evidence at present suggests that projections of 4% real U.S. GDP growth in 2011 are too high, but barring a major financial blow-up in Europe, war, or some other unforeseen calamity, the coming year should be at least as good for business as 2010. We’re looking for positive results, but not an explosive lift off.
Inflation is on everyone’s radar screen, but the incoming blip is moving very slowly. The core PCE (Personal Consumption Expenditure) deflator, similar to the core CPI (Consumer Price Index) which excludes volatile energy and food prices, is up less than 1% year over year. The latest CPI reading (November) was +1.1% over the past 12 months. The median CPI, developed by the Cleveland Federal Reserve, registered a gain of .5% for the same time period. Most of the published inflation measurements have been trending lower or have remained stable at low levels for the past year after rebounding from negative or deflationary readings near the trough of the Great Recession. The Federal Reserve Bank of San Francisco, in a December 2010 economic letter, examined the “distribution of inflation rates across the range of goods and services that compose the PCE index” and concluded that “downward pressures on inflation are relatively high by historical standards... Over a sixth of consumer spending is on goods and services for which prices are declining, while three-fourths is on goods and services for which inflation has slowed. Moreover, the relatively high level of disinflationary pressure is concentrated in the goods and services that make up core inflation. Thus, there seems to be little evidence of any broad-based upward pressures on inflation”. It is important to note here that these measurements of inflation are not intended to measure cost of living as it relates to the ability of individuals to maintain a certain life style. They are designed to measure what is happening to the price of goods in monetary terms. Despite considerable evidence that inflation at present is not accelerating, the fear that inflation will eventually spiral out of control is rising. Some commentary has reached hysterical levels, forecasting a socio-economic future for the United States that resembles today’s Zimbabwe, or the hyperinflation that destroyed the German Weimar Republic in the years following World War I. The massive fiscal and monetary stimulus response to the crash of 2008 will produce very unpleasant consequences if continued indefinitely. For hyperinflation to germinate, however, we must have significant increases in money and wages. At the start of the German hyperinflation in 1919, according to the ISI Group, money increased 60% and wages rose 80%. The latest figures for money and wages in the U.S. are in the low single digits. So if an inflation apocalypse is coming, current statistics do not herald its arrival. Merrill Lynch Chief Market Strategist Robert Farrell retired almost twenty years ago, but his “10 Market Rules to Remember” appear in print regularly. Rule number nine says that “when all the experts and forecasts agree — something else is going to happen”. With a growing consensus that a virulent form of inflation lies ahead, it might be worthwhile to ponder a different outcome.

Economic Overview and Investment Outlook (continued)
Commodity price performance exceeded common stock total returns last year. Since money often chases price in the investment world, it is not surprising that commodity investing is all the rage these days. In our view, however, materials (precious or otherwise) used in the production of goods as money substitutes or in the generation of energy should be considered trading vehicles rather than long-term investments. Much of the investment world, however, sees it differently, believing that gold, copper, oil, tin, etc. offer diversification benefits as well as potential return. Wall Street is particularly adept at creating investment “opportunities” out of almost anything that can be traded. In the case of commodities, the current word is that risk/return parameters can be improved if a portfolio maintains a position in a commodity basket. Maybe it will work as advertised, but considering that a recently constructed commodity index going back 60 years produced a negative annualized inflation-adjusted return for the entire period, a certain amount of skepticism is in order.
Bonds: Fixed income securities have become more attractively priced following a rise in yields during the last months of 2010. Current prices seem to adequately compensate investors for inflation risks which we judge at the moment to be moderate, and we do not look for the economy to overheat in 2011. The best comparative values appear to be in corporate bonds and municipals with a bias toward higher quality in both categories.
Secular Bear Markets and Investment Returns. In the 210-year period since 1800, research into U.S. stock market cycles has identified 14 long-term or secular trends with an average duration of about 13 years. A secular bear cycle, using evidence presented in “Stock Cycles” by Michael Alexander, PhD, existed from 1802 to 1815 followed by alternating secular bull and bear cycles, and ending with the 18-year secular bull market of 1982-2000. Long-term bull cycles, like the one that ended in 2000, are characterized by a generally rising trend in the primary stock market indices marked by a pattern of higher highs and higher lows. Long-term bear cycles are marked by generally declining or range-bound markets in which the major stock market indices experience a series of advances and declines over several economic cycles, essentially producing a long period of sideways consolidation.
Following the bursting of the Technology bubble in 2000, we postulated that a new secular bear market in common stocks had begun. Over the past eleven years, the performance and pattern of the primary stock market indices compared to other asset classes has confirmed that initial assessment. Let’s take a look at investment returns during the current range-bound secular bear and the two previous ones for common stocks (S&P 500 Index), corporate bonds (Barclays Index), and U.S. Treasury Bills. CPI inflation and the return produced by creating an equal-weighted version of the capitalization-weighted S&P 500 Index are also included. The equal-weighted return calculation produces a picture of what happened to the “average” stock thereby indicating whether or not individual stock selection opportunities existed that might offer the potential for index-beating returns. We do not have an equal-weighted version of the S&P 500 Index for the 1929-1942 period, however, and have substituted

January 31, 2011
a figure for small capitalization stocks in an attempt to provide a picture of what happened to the average stock.
The sources of the data presented are Ned Davis Research and Horizon Advisers. The dates used to identify these long cycles over time may vary somewhat among researchers depending on the methodology used, but the performance comparisons tell the same story.

		Annual Return
1929-1942	Annual Standard	Deviation

Barclays Corp. Bond	6.2%	4.8%
U.S. Treasury Bills	0.6%	0.3%
Consumer Price Index (CPI)	-0.6%	2.8%
Small Cap	-3.8%	n/a
S&P 500	-5.2%	35.3%

		Annual Return
1968-1982	Annual Standard	Deviation

U.S. Treasury Bills	7.8%	1.0%
CPI	7.7%	1.4%
S&P 500 (Equal Weight)	6.8%	16.0%
Barclays Corp. Bond	5.5%	6.3%
S&P 500	5.0%	15.9%

		Annual Return
2000-2010	Annual Standard	Deviation

S&P 500 (Equal Weight)	6.5%	19.1%
Barclays Corp. Bond	6.1%	3.1%
U.S. Treasury Bills	2.6%	0.6%
CPI	2.4%	1.2%
S&P 500	0.4%	16.4%
Observations:
•	The capitalization-weighted S&P 500 index underperformed bonds and U.S. Treasury Bills in the two earlier cycles, and that relative performance pattern holds true thus far in the current cycle. Historically, return differentials between cash equivalents, fixed income securities and common stocks narrow considerably in secular bear markets suggesting that the risk/return picture favors more balanced portfolios.
•	Investors buy common stocks in part as a hedge against future inflation, but as can be seen in these comparisons, the S&P 500 Index (capitalization weighted) has underperformed inflation as measured by the CPI. In other words, the inflation-adjusted return has been negative. This has been a common characteristic of secular bear markets.
•	Individual common stocks do not always move in line with the market index. That is illustrated by the performance of the equal-weighted version of the S&P 500 Index where each member is 1/500th of the whole rather than being given an index weight that is calculated based on the total market value of its common shares outstanding. In this bear cycle and the previous one, the equal-weighted index outperformed the capitalization-weighted index suggesting that opportunities to outperform the market did exist through individual stock selection. Selection opportunities during secular bear markets have also been found to exist at the sector and industry level, and in other indices, foreign and domestic. The depression cycle was extraordinary in that practically all common

Economic Overview and Investment Outlook (concluded)
stocks declined in price, but although it would have been poor consolation for investors, small capitalization issues representing the “average” stock did outperform the index.
We will use Ned Davis Research (NDR) to illustrate the cyclical movements of common stock prices during the previous secular bear or range-bound market period focusing on the Dow Jones Industrial Average. Between February 1966 and August 12, 1982, according to NDR measurements, there were seven bear cycles with declines ranging from -16.1% to -45.1%, and six bull cycles that produced gains ranging from +22.3% to +75.7%. The total price change (not total return) for the DJIA over the entire period was -21.9%.
Looking at DJIA price performance during the current range-bound market period, we see three bear cycles with declines ranging from -29.7% to -53.8%, and three bull cycles that produced gains ranging from +29.1% to +94.4%. Through January 14, 2010, the total price change in the ten years since January 2000 is +0.5%. At the ten-year mark in the previous secular bear cycle, there had been four bull and four bear cycles. During the following five years, three more complete cyclical bull/bear episodes would occur before the long-term bearish cycle ended in 1982 to be followed by an 18-year secular bull market.
So, where do we go from here? Current and prospective economic conditions, the historical record of economic booms and busts, common stock market valuation measures, and existing social/political tensions suggest that the major U.S. Stock Market indices will remain range-bound for a time. History should not be expected to repeat itself exactly, but we can infer from similar episodes in the past that perhaps five or more years will be required for current economic imbalances and political tensions to be resolved. This is all conjecture, of course, but it also seems likely that common stock market indices will exhibit cyclicality similar to what occurred between 1976 and 1982. Similar market valuations and socio-economic circumstances exist in the Eurozone implying a similar outcome for comparable regional market indices. There are, however, some developed countries, our neighbor Canada being a prime example, which seem to offer somewhat more bullish long-term prospects. Secular equity bull markets appear to be underway in the developing regions of the world, but inflation rates, notably in China, are rising and governments are taking steps to limit any increase. This argues for a cautious approach to emerging market investments in the near-term in addition to the usual warnings about being cognizant of the political risks and relatively illiquid markets. The emerging markets story is also well known and has been thoroughly exploited for the present.
The range of potential outcomes over the next few years concerning economic growth, inflation and interest rates is extremely wide. Unsettled conditions imply volatile markets ahead, not unlike what we have experienced during the past eleven years or what transpired during the last secular bear period that ended in 1982. In this kind of environment, we believe that investors are best served by a focus

January 31, 2011
on diversification and relative value within a balanced portfolio that is biased toward higher quality securities.
John Portwood, CFA
Hancock Horizon Investments
Chief Investment Strategist
To determine if a fund is an appropriate investment for you, carefully consider the fund’s investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-88-346-6300 or visiting our website at www.hancockhorizonfunds.com. Please read it carefully before investing.
Mutual fund investing involves risk including the loss of principal.
The material represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon as investment advice.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, shares turnover and number of no trade days) and industry group representation. Both are market-value weighted indices (stock price times the number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Investors cannot invest directly in an index.

The Hancock Horizon Funds Investment Philosophy
     High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor’s Corporation and Moody’s Investors Service has rated the Hancock Horizon Government Money Market Fund AAA and Aaa, respectively, their highest quality rating for this type of money market fund.
     Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.
     With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

January 31, 2011
Management’s Discussion of Fund Performance
     The Hancock Horizon Government Money Market Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund has traditionally endeavored to achieve this objective by investing primarily in short-term obligations of U.S. government agency securities and repurchase agreements involving such obligations.
     For the year ending January 31, 2011, the Fund generated a total return of 0.01% for the Trust Class Shares, 0.01% for the Institutional Sweep Class Shares and 0.01% for the Class A Shares. This compares to a 0.02% return for the Lipper U.S. Treasury Money Market Index.
     The Fund’s holdings consisted of U.S. Treasury Obligations, U.S. Government Agency Obligations and U.S. Government collateralized repurchase agreements. The short-term structure of the fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAAm rating by Standard & Poor’s Corporation.
     During the fiscal year ended January 31, 2011 the U.S. economy made meaningful progress but unemployment remained stubbornly high. The Federal Reserve has endeavored to keep short term interest rates near zero in hopes of stimulating economic growth and reducing unemployment. While longer term interest rates have moved higher the Federal Reserve has thus far been successful at keeping short rates low.
     Looking ahead, the U.S. economy will continue to show improvement. The Federal Reserve will likely begin lifting short term interest rates in late 2011 or early 2012. Our investment strategy will continue to focus overall on higher quality short-term treasury and government agency securities.
     The views above represent the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

Management’s Discussion of Fund Performance (continued)
Comparison of Change in the Value of a $10,000 Investment in the Hancock
Horizon Government Money Market Fund, Trust Class, Class A, or Institutional
Sweep Class, versus the iMoneyNet Government & Agencies Retail
The iMoneyNet Government & Agencies Retail category is a widely recognized composite of money market funds that invest in U.S. Treasury bills, repurchase agreements, or securities issued by agencies of the U.S. Government. The number of funds in the average varies. It is not possible to invest directly in an iMoneyNet category.
     The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year	3-Year	5-Year	10-Year
	Return	Return	Return	Return
Trust Class	0.01%	0.35%	1.90%	1.75%
Institutional Sweep Class	0.01%	0.28%	1.76%	1.55%
Class A	0.01%	0.22%	1.62%	1.37%
For periods ended January 31, 2011. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.
Sector Weightings
     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

January 31, 2011
     The Hancock Horizon Strategic Income Bond Fund (the “Fund”) seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities and investment-grade corporate debt with an intermediate-term maturity structure.
     For the year ending January 31, 2011, the Fund generated a total return of 4.10% for the Trust Class Shares, 3.86% for the class A Shares and 3.09% for the class C shares. This compares to a 4.92% return for the Barclays Capital Intermediate U.S. Aggregate Index and 5.92% for the Lipper Corporate A-Rated Debt Fund Objective.
     During this fiscal year, the Fund’s sector allocation continued to emphasize higher quality U.S. government securities. Total government securities represented 35.6% of fund holdings at fiscal year end. Mortgage-backed government agency securities comprised 16.7% of the portfolio while non-mortgage government agency securities comprised 14.2%. Investment grade corporate bonds, taxable municipal bonds and exchange traded bond funds rounded out the portfolio at 29.0%, 19.5% and 11.8% respectively. The year ended with the Fund’s average effective maturity modestly shorter at 5.0 years and a weighted average effective duration of 3.8 years. Average quality of the portfolio remains “AA” as determined by Standard & Poor’s.
     During the fiscal year ended January 31, 2011 the U.S. economy turned in generally positive results although the growth was sporadic. Stubbornly high domestic unemployment provided the Federal Reserve the justification it needed to maintain short-term interest rates at near zero levels. Also, the possibility of another round of deflation in the U.S. caused great concern within the Federal Reserve. The Federal Reserve invented new programs such as “Quantitative Easing” to combat deflation and artificially keep intermediate and long term interest rates low. The programs also had the added benefit of lowering the value of the U.S. dollar versus other major world currencies thereby giving a lift to exports. Meanwhile massive federal government spending to stimulate the economy created concerns over the ballooning federal debt. Rising agricultural commodity prices and precious metal prices reflected investor doubts about whether the Federal government would curb spending. The latter months of 2010 and early 2011 saw a spike in intermediate and long term Treasury interest rates.
     Looking ahead, the U.S. economy will continue to show improvement. However, with much of the massive government stimulus drying up soon combining with a renewed political effort to slow government spending we believe growth will likely moderate. Our investment strategy will continue to focus primarily on investing in higher quality intermediate term securities.
     The views above represent the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

Management’s Discussion of Fund Performance (continued)
Comparison of Change in the Value of a $10,000 Investment in the Hancock
Horizon Strategic Income Bond Fund, Trust Class, Class A, or Class C, versus the Barclays Capital Intermediate U.S. Aggregate Index and the Lipper
Corporate A-Rated Debt Fund Objective
The Barclays Capital Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Lipper Corporate A-Rated Debt Fund Objective is comprised of securities rated “A” or better or government issue.
     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year	3-Year	5-Year	10-Year
	Return	Return	Return	Return
Trust Class	4.10%	4.97%	5.52%	4.77%
Class A	3.86%	4.72%	5.26%	4.51%
Class A, with load*	(0.27)%	3.32%	4.40%	4.09%
Class C	3.09%	3.92%	4.51%	3.78%
For periods ended January 31, 2011. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*    Refers to the individual maximum sales charge of 4.00%.
Sector Weightings
Credit Quality Ratings
Moody’s

January 31, 2011
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

Management’s Discussion of Fund Performance (continued)
     The Hancock Horizon Value Fund (the “Fund”) seeks long-term capital appreciation with a secondary goal of current income.
     Horizon Advisers chooses stocks that they believe to be “undervalued” based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.
     At January 31, 2011, common stocks represented 99.0% of the Fund’s assets. The Fund’s largest holdings were in Financial, Consumer Discretionary, and Industrial stocks, while having little or no exposure to Telecommunications stocks.
     The Fund’s return for the past year for the period ended January 31, 2011 was 22.83% for Trust Class, 22.49% for Class A, and 21.62% for Class C. This compares favorably to the Fund’s benchmark, the Russell 1000 Value Index, and the S&P 500 Index which returned 21.5% and 22.1% respectively for the same period.
     The Fund’s outperformance relative to the Russell 1000 Value Index could primarily be attributed a significant overweight in the Materials sector and stock selection within the Health Care sector. Poor stock selection within Consumer Staples and Industrials stocks negatively impacted performance. Limited Brands, Caterpillar, and Ameriprise Financial were top performers for the fund while Bank of Hawaii, Whirlpool, and Lincoln National were detractors from performance.
     The Fund’s long-term numbers remain quite impressive. According to Lipper Analytical, the Fund’s performance for the 10 year period ending January 31, 2011 ranked in the top 33% of all Multicap Value Funds. Trust Class was ranked 13th out of 111, Class A was 19th, and Class C was 37th.
     The views above represent the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

January 31, 2011
Comparison of Change in the Value of a $10,000 Investment in the Hancock
Horizon Value Fund, Trust Class, Class A, or Class C, versus the Russell
1000 Value Index and the Lipper Multi-Cap Value Funds Classification
Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Lipper Multi-Cap Value Funds Classification measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.
     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-999-2434 or visit www.hancockhorizonfunds.com.

	One-Year	3-Year	5-Year	10-Year
	Return	Return	Return	Return
Trust Class	22.83%	(1.78)%	1.44%	6.16%
Class A	22.49%	(2.03)%	1.18%	5.90%
Class A, with load*	16.03%	(3.77)%	0.09%	5.33%
Class C	21.62%	(2.75)%	0.46%	5.14%
For periods ended January 31, 2011. Past performance is not predictive of future performance. Fund commenced operations on May 31, 2000.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*    Refers to the individual maximum sales charge of 5.25%.
Sector Weightings

Management’s Discussion of Fund Performance (continued)
Top Ten Equity Holdings

		Percentage of
		Total Investments
1.	EMC	2.1%
2.	Caterpillar	2.0%
3.	Ameriprise Financial	2.0%
4.	Walt Disney	1.9%
5.	AmerisourceBergen, Cl A	1.9%
6.	UnitedHealth Group	1.9%
7.	PPG Industries	1.9%
8.	CSX	1.8%
9.	Torchmark	1.8%
10.	McDonald’s	1.8%
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

January 31, 2011
     The Hancock Horizon Growth Fund (the “Fund”) seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.
     Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company’s return on equity, and relative price-to-earnings ratio and cash flow.
     At January 31, 2011, common stocks represented 98.4% of the Growth Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Technology, Industrials, and Health Care stocks, while Telecommunications and Utility stocks accounted for minimal or no exposure.
     The Fund’s return for the past year for the period ended January 31, 2011 was 26.59% for Trust Class, 26.25% for Class A, and 25.26% for Class C. This compares favorably to the Fund’s benchmark, the Russell 1000 Growth Index, and the S&P 500 Index which returned 25.1% and 22.1% respectively for the same period.
     The Fund’s outperformance relative to the Russell 1000 Growth Index could primarily be attributed to stock selection within the Health Care sector. An underweight position and good stock selection within the Consumer Staples sector also boosted performance. An underweight position within the Energy sector negatively impacted performance. Apple, Cognizant Technology Solutions, and Joy Global were top performers for the fund while Guess, Micron Technology, and Western Digital were detractors from performance.
     January 31, 2011 marked the 10 year anniversary for the Hancock Horizon Growth Fund. This important milestone for the Fund brings with it an attractive 10-year performance record. The Growth Fund’s 10 year return for the period ended January 31, 2011 was 2.4% for Trust Class, 2.2% for Class A, and 1.4% for Class C. This compares favorably to the Fund’s benchmark, the Russell 1000 Growth Index, and the S&P 500 Index which returned -0.4% and 1.3% respectively for the same period. In addition to market indices this performance ranks well amongst similar funds. According to Lipper Analytical, the Fund’s performance for the last 10 years in the Multi-Cap Growth Fund category Trust Class ranked 68th out of 203, Class A was 78th, and Class C was 107th.
     The views above represent the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

Management’s Discussion of Fund Performance (continued)
Comparison of Change in the Value of a $10,000 Investment in the Hancock
Horizon Growth Fund, Trust Class, Class A, or Class C, versus the Russell
1000 Growth Index and the Lipper Multi-Cap Growth Funds Classification
Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Lipper Multi-Cap Growth Funds Classification measures the performance of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.
     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.
Sector Weightings

	One-Year	3-Year	5-Year	10-Year
	Return	Return	Return	Return
Trust Class	26.59%	(2.01)%	(1.31)%	2.41%
Class A	26.25%	(2.27)%	(1.56)%	2.16%
Class A, with load*	19.59%	(4.00)%	(2.61)%	1.61%
Class C	25.26%	(2.98)%	(2.27)%	1.41%
For periods ended January 31, 2011. Past performance is not predictive of future performance. Fund commenced operations on January 31, 2001.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*     Refers to the individual maximum sales charge of 5.25%.

January 31, 2011
Top Ten Equity Holdings

Percentage of
Total Investments

1. Apple	2.0%
2. Aflac	2.0%
3. Ross Stores	2.0%
4. Affiliated Managers Group	2.0%
5. Cliffs Natural Resources	2.0%
6. Cognizant Technology Solutions, Cl A	1.9%
7. Cummins	1.9%
8. WW Grainger	1.9%
9. Waters	1.8%
10. Albemarle	1.8%
     Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

Management’s Discussion of Fund Performance (continued)
     The Hancock Horizon Burkenroad Fund (the “Fund”) seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.
     Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.
     At January 31, 2011, common stocks represented 97.4% of the Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Industrials, Energy, and Financial stocks, while Telecommunications and Utilities stocks accounted for no or minimal exposure.
     The Fund’s return for the past year for the period ended January 31, 2011 was 28.78% and 28.44% for Class A and Class D respectively. These results underperformed the Fund’s benchmark, the Russell 2000 Index which returned 31.4% for that same period.
     Stock selection within Energy and an overweight in that sector boosted performance. An underweight position in Financials and Health care also positively contributed to performance. Poor stock selection within Consumer Staples, Industrials and Material stocks negatively impacted performance. Walter Energy, Fossil, and W&T Energy were top performers for the fund while Sykes Enterprises, Orion Marine Group, and Schweitzer-Mauduit International were detractors from performance.
     The Fund’s long-term numbers remain very impressive. Since its inception of December 31, 2001, the Fund has returned 11.0% annualized for Class A shareholders and 10.8% annualized for Class D shareholders. This compares very favorably to the Russell 2000 Index annualized return of 6.8% and places it in the top 7% of Lipper’s Small-Cap Core universe. Class A ranked 20th out of 382 funds, while Class D ranked 25th for the same time period.

January 31, 2011
Comparison of Change in the Value of a $10,000 Investment in the
Burkenroad Fund, Class A or Class D, versus the Russell 2000 Index, and the Lipper Small-Cap Value Funds Classification
Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.
Lipper Small-Cap Value Funds Classification measures the performance of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.
     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.
Sector Weightings

	One-Year	3-Year	5-Year	Annualized
	Return	Return	Return	Inception to Date

Class A	28.78%	8.59%	5.58%	11.00%
Class A, with load*	22.03%	6.65%	4.45%	10.34%
Class D	28.44%	8.33%	5.35%	10.77%

For periods ended January 31, 2011. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*	Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (continued)
Top Ten Equity Holdings

Percentage of
Total Investments

1. W&T Offshore	3.1%
2. CARBO Ceramics	2.7%
3. Walter Energy	2.6%
4. Fossil	2.4%
5. Dril-Quip	2.2%
6. Cyberonics	2.2%
7. Superior Energy Services	2.0%
8. Hibbett Sports	2.0%
9. Adtran	2.0%
10. Sally Beauty Holdings	2.0%
     The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University’s A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.
     The Hancock Horizon Burkenroad Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name “Burkenroad” from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.
     In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

January 31, 2011
     The Hancock Horizon Quantitative Long/Short Fund (the “Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S. included in the S&P Composite 1500 Index.
     Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. Our quantitative model ranks stocks according to their relative attractiveness based on the following factors: financial strength, analyst earnings estimates, share buy backs, earnings quality, and economic value added.
     On January 31, 2011, the Fund had a net long position of 96%, with about 7% of the Fund’s value in short positions. The Fund’s largest holdings were in Health Care, Technology, and Consumer Discretionary, while having little exposure to Consumer Staples, Utilities, and Telecommunication stocks.
     The Fund’s return for the year ended January 31, 2011 was 26.29% for Trust Class, 26.05% for Class A, and 25.06% for Class C. This compares favorably to the Fund’s benchmark, the S&P Composite 1500 Index which returned 23.40% for the same period. This also compares favorably to the Fund’s Lipper peer group, the Lipper Long/Short Equity Classification which returned 12.04%.
     The Fund benefited from stock selection in Technology and Health Care, and by being overweight Consumer Discretionary relative to the S&P Composite 1500 Index. However stock selection in Materials sector was the biggest detractor from performance.
     The market continued its rally from 2009, with the strongest gains in mid and small cap stocks. The Fund is a multi-cap portfolio with roughly 55–60% invested in mid and small cap stocks over the course of the year. This contributed greatly to the overall return for the Fund. Because the momentum of the market remained very strong, shorting stocks was kept to a minimum, with the short position never exceeding 12% of the value of the Fund. We continue to see strength in the market as investor sentiment continues to improve. However, we remain cautious as valuations become more expensive. We continue to be disciplined in our approach that focuses on fundamental factors that are highly correlated with superior long-term results.
     The views above represent the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

Management’s Discussion of Fund Performance (continued)
Comparison of Change in the Value of a $10,000 Investment in the Hancock
Horizon Quantitative Long/Short Fund, Trust Class, Class A, or Class C,
versus the S&P Composite 1500 Index and the Lipper Long/Short
Equity Classification
The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.
Lipper Long/Short Equity Classification is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.
     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.
Sector Weightings

	One-Year	Annualized
	Return	Inception to Date

Trust Class	26.29%	1.07%
Class A	26.05%	0.82%
Class A, with load*	19.45%	(1.48)%
Class C	25.06%	0.06%

For periods ended January 31, 2011. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*	Refers to the individual maximum sales charge of 5.25%.

Top Ten Equity Holdings — Long

Percentage of Total
Investments-Long

1. Skyworks Solutions	1.9%
2. Buckeye Technologies	1.7%
3. National Oilwell Varco	1.5%
4. Fossil	1.3%
5. Kulicke & Soffa Industries	1.3%
6. MKS Instruments	1.3%
7. Healthspring	1.2%
8. Timken	1.2%
9. Newport	1.2%
10. Teradyne	1.2%
     With short sales, you risk paying more for a security than you received from its sale.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

Management’s Discussion of Fund Performance (continued)
     The Hancock Horizon Diversified International Fund (the “Fund”) seeks capital appreciation by investing in foreign companies believed to be undervalued with above-average price appreciation potential. The Fund’s investments are ordinarily diversified among regions and countries, including emerging market countries, as determined by the Fund’s sub-adviser, EARNEST Partners, LLC (the “Sub-Adviser”).
     The Sub-Adviser is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund’s benchmark, the MSCI ACWI ex U.S. Index, while controlling volatility and risk. The Sub-Adviser implements this philosophy using a screen developed in-house called Return Pattern Recognition®, thorough fundamental analysis, and risk management that minimize the likelihood of meaningfully underperforming the benchmark. Potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, and profitability measures. After screening the relevant universe, the sub-adviser utilizes an in-depth fundamental review and a statistical risk management approach to select Fund investments.
     At January 31, 2011, the Fund’s largest geographic concentrations were in Europe, Asia (ex. Japan), and the Americas (ex-U.S) which represented roughly 75% of common stock investments. The Fund’s largest sector exposures were in Financials, Energy, and Materials.
     The Fund’s returns for the year ended January 31, 2011 were 21.64% for Trust Class, 21.36% for A Class (without load), and 20.48% for C Class. These returns were well ahead of the Fund’s benchmark, the MSCI ACWI ex U.S. Index, which returned 18.01%.
     Outperformance relative to the MSCI ACWI ex U.S. Index was generated by strong stock selection. The portfolio’s relative sector weightings were actually a slight detractor from performance. However, the Fund’s Information Technology, Industrial, Financial and Energy holdings significantly outperformed their benchmark peers. Information Technology companies were the Funds strongest absolute performers, rising more than 100% for the year. The portfolio’s relative country weightings were a net neutral for the period, while stock selection in Asia and the United Kingdom contributed significantly to performance.
     After a strong 2009, the International markets continued their gains in 2010, bringing the MSCI ACWI ex-US index return to 75% for the 2-year period. Some of 2010’s best performing markets were Argentina +48%, Colombia +46%, and Mexico +20% as investors looked for growth areas beyond the BRIC countries (Brazil, Russia, India, China). Other outperforming markets included larger developing economies such as South Korea (up 20%) and Turkey (up 20%). The China (Shanghai) country index, however, declined 11% for the full year due to government moves to slow down the heated property market and rein in exuberant lending in the

January 31, 2011
banking and state financial sectors. Many of the major global markets increased, though at a more measured pace, as confidence grew that the economic recovery was continuing. The UK rose 9%, and Germany rose 4%. Germany’s neighbors and trading partners were also up, with Austria and Norway both rising 15%. Spain’s country index was negatively affected by investor concerns around exposure of banks to the weak domestic construction market and to other troubled economies such as Ireland, as well as levels of sovereign debt. As a result, the Spanish market declined 32% for the year.
     The views above represent the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.
Comparison of Change in the Value of a $10,000 Investment in the
Hancock Horizon Diversified International Fund, Trust Class, Class A, or
Class C, versus the MSCI ACWI ex U.S. Index and the Lipper International
Multi-Cap Core Classification
The MSCI ACWI ex U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.
Lipper International Multi-Cap Core Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to S&P/Citigroup World ex-US BMI.
     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Management’s Discussion of Fund Performance (concluded)
Sector Weightings

	One-Year	Annualized
	Return	Inception to Date

Trust Class	21.64%	15.50%
Class A	21.36%	15.24%
Class A, with load*	14.97%	12.61%
Class C	20.48%	14.35%

For periods ended January 31, 2011. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*	Refers to the individual maximum sales charge of 5.25%.
Country Weightings(1)

United Kingdom	14.3%
China	10.9%
Japan	9.2%
Austria	7.1%
Brazil	6.9%
Norway	6.2%
Switzerland	6.1%
Netherlands	5.7%
Hong Kong	3.6%
France	3.4%
Sweden	3.2%
Australia	2.9%
South Korea	2.3%
Singapore	2.1%
Turkey	1.9%
Spain	1.8%
Bermuda	1.8%
Ireland	1.7%
Columbia	1.7%
India	1.3%
United States	1.2%
Germany	1.2%
Israel	1.2%
Canada	1.0%
Mexico	0.7%
Czech Republic	0.6%

100.0%

(1)	% of Total Portfolio Investments (excluding the iShares MSCI Index Fund, Dreyfus Government Cash Management holding and Hancock Horizon Government Money Market Fund).

January 31, 2011
Top Ten Equity Holdings, Including ETFs

Percentage of
Total Investments

1. ARM Holdings ADR	4.5%
2. Orient Overseas International	3.4%
3. Rio Tinto ADR	3.2%
4. Schoeller-Bleckmann Oilfield Equipment	3.1%
5. Weichai Power, Cl H	2.9%
6. BHP Billiton ADR	2.8%
7. Core Laboratories	2.8%
8. DnB	2.7%
9. iShares MSCI EAFE Index Fund	2.6%
10. Shire	2.6%
     There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

Disclosure of Fund Expenses
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.
• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

January 31, 2011

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	8/1/10	1/31/11	Ratios	Period*

Government Money Market Fund
Actual Fund Return
Trust Class	$1,000.00	$1,010.00	0.24%	$1.22
Institutional Sweep Class	1,000.00	1,010.00	0.23%	1.17
Class A	1,000.00	1,010.00	0.24%	1.22

Hypothetical 5% Return
Trust Class	$1,000.00	$1,024.00	0.24%	$1.22
Institutional Sweep Class	1,000.00	1,024.05	0.23%	1.17
Class A	1,000.00	1,024.00	0.24%	1.22

Strategic Income Bond Fund
Actual Fund Return
Trust Class	$1,000.00	$1,003.70	0.75%	$3.79
Class A	1,000.00	1,002.50	1.00%	5.05
Class C	1,000.00	998.30	1.75%	8.81

Hypothetical 5% Return
Trust Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09
Class C	1,000.00	1,016.38	1.75%	8.89

Value Fund
Actual Fund Return
Trust Class	$1,000.00	$1,150.30	1.05%	$5.69
Class A	1,000.00	1,148.90	1.30%	7.04
Class C	1,000.00	1,144.40	2.05%	11.08

Hypothetical 5% Return
Trust Class	$1,000.00	$1,019.91	1.05%	$5.35
Class A	1,000.00	1,018.65	1.30%	6.61
Class C	1,000.00	1,014.87	2.05%	10.41

Growth Fund
Actual Fund Return
Trust Class	$1,000.00	$1,214.00	1.10%	$6.14
Class A	1,000.00	1,211.50	1.35%	7.53
Class C	1,000.00	1,207.10	2.10%	11.68

Hypothetical 5% Return
Trust Class	$1,000.00	$1,019.66	1.10%	$5.60
Class A	1,000.00	1,018.40	1.35%	6.87
Class C	1,000.00	1,014.62	2.10%	10.66

Burkenroad Fund
Actual Fund Return
Class A	$1,000.00	$1,231.60	1.40%	$7.87
Class D	1,000.00	1,229.90	1.65%	9.27

Hypothetical 5% Return
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class D	1,000.00	1,016.89	1.65%	8.39

Quantitative Long/Short Fund
Actual Fund Return
Trust Class	$1,000.00	$1,214.06	1.83%	$10.22
Class A	1,000.00	1,212.53	2.08%	11.60
Class C	1,000.00	1,208.37	2.83%	15.76

Hypothetical 5% Return
Trust Class	$1,000.00	$1,015.98	1.83%	$9.30
Class A	1,000.00	1,014.72	2.08%	10.56
Class C	1,000.00	1,010.94	2.83%	14.34

Diversified International Fund
Actual Fund Return
Trust Class	$1,000.00	$1,173.90	1.50%	$8.22
Class A	1,000.00	1,172.40	1.75%	9.58
Class C	1,000.00	1,167.70	2.50%	13.66

Hypothetical 5% Return
Trust Class	$1,000.00	$1,017.64	1.50%	$7.63
Class A	1,000.00	1,016.38	1.75%	8.89
Class C	1,000.00	1,012.60	2.50%	12.68

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments
Government Money Market Fund

	Face Amount	Value
Description	(000)	(000)

U.S. Government Agency Obligations — 35.3%
FFCB
0.260%, 04/20/11 (A)	$10,000	$10,000
0.347%, 07/01/11 (A)	10,000	10,002
FHLB
0.270%, 05/27/11 (A)	10,000	10,000
0.750%, 07/08/11	20,000	20,024
0.220%, 09/12/11 (A)	20,000	19,999
0.350%, 11/15/11	15,000	15,000
0.300%, 11/23/11	20,000	20,000
0.400%, 11/25/11	11,500	11,500
0.400%, 11/28/11	10,000	10,000
0.320%, 02/28/12 (A)	27,000	27,022
FHLMC
0.160%, 11/09/11 (A)	25,000	24,988
0.221%, 09/19/11 (A)	8,500	8,500

Total U.S. Government Agency Obligations (Cost $187,035)		187,035

Corporate Bonds — 5.9%
Bank of America
1.021%, 12/02/11 (A)	25,000	25,173
General Electric Capital
0.382%, 03/11/11 (A)	6,000	6,001

Total Corporate Bonds (Cost $31,174)		31,174

Repurchase Agreements (B) — 58.8%
Deutsche Bank
0.210%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $105,000,613 (collateralized by various U.S. Government obligations, ranging in par value from $7,326,000 — $ 50,000,000, 0.000% — 1.990%, 04/21/11 — 09/30/15, with total market value $107,100,806)	105,000	105,000
Morgan Stanley
0.200%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $ 95,960,822 (collateralized by various U.S. Government obligations, ranging in par value from $1,000 — $6,923,000, 0.000% — 8.250%, 02/01/11 — 04/15/42, with total market value $97,879,563)	95,960	95,960
South Street
0.220%, dated 01/31/11, to be repurchased on 02/01/11, repurchase price $ 110,000,672 (collateralized by various U.S. Government obligations, ranging in par value from $4,290,010 — $ 30,019,499, 3.152% — 5.825%, 11/01/36 — 11/01/40, with total market value $ 112,200,000)	110,000	110,000

Total Repurchase Agreements (Cost $310,960)		310,960

Total Investments — 100.0% (Cost $529,169)		$529,169

Percentages are based on net assets $529,142 (000).

(A)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2011.

(B)	Tri-party Repurchase Agreements

FFCB	— Federal Farm Credit Bank

FHLB	— Federal Home Loan Bank

FHLMC	— Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	January 31, 2011
Strategic Income Bond Fund

	Face Amount	Value
Description	(000)	(000)

Corporate Bonds — 28.7%
Aerospace & Defense — 1.7%
Honeywell International
5.300%, 03/01/18	$1,400	$1,562
United Technologies
4.500%, 04/15/20	1,000	1,045

Total Aerospace & Defense		2,607

Agriculture — 1.4%
Cargill (A)
4.375%, 06/01/13	2,000	2,131

Total Agriculture		2,131

Banks — 0.7%
Citigroup
5.300%, 01/07/16	1,000	1,072

Total Banks		1,072

Building & Construction — 1.0%
CRH America
8.125%, 07/15/18	1,300	1,509

Total Building & Construction		1,509

Chemicals — 1.3%
Dow Chemical
6.000%, 10/01/12	1,000	1,077
4.250%, 11/15/20	1,000	957

Total Chemicals		2,034

Coatings/Paint — 0.3%
Sherwin-Williams
3.125%, 12/15/14	500	520

Total Coatings/Paint		520

Electrical Services & Equipment — 0.6%
Pacificorp
6.900%, 11/15/11	793	832

Total Electrical Services & Equipment		832

Electrical Utilities — 0.7%
Northeast Utilities
5.650%, 06/01/13	1,000	1,088

Total Electrical Utilities		1,088

Entertainment — 2.9%
DIRECTV Holdings (A)
5.200%, 03/15/20	1,500	1,551
Viacom
5.625%, 09/15/19	1,500	1,666
Walt Disney
4.500%, 12/15/13	1,000	1,092

Total Entertainment		4,309

Financial Services — 6.7%
American Honda Finance (A)
3.500%, 03/16/15	500	513
Boeing Capital
6.500%, 02/15/12	1,000	1,059
Ford Motor Credit
7.375%, 02/01/11	650	650
Goldman Sachs Group
6.000%, 06/15/20	2,000	2,149
Lehman Brothers Holdings MTN (B)
6.875%, 05/02/18	1,500	377
Merrill Lynch
6.050%, 05/16/16	1,000	1,057
Morgan Stanley MTN
5.550%, 04/27/17	970	1,009
New York Life Global Funding (A)
4.600%, 04/15/13	1,600	1,714
Simon Property Group REIT
5.600%, 09/01/11	1,500	1,522

Total Financial Services		10,050

Food, Beverage & Tobacco — 0.5%
Campbell Soup
6.750%, 02/15/11	500	501
PepsiCo
3.100%, 01/15/15	250	262

Total Food, Beverage & Tobacco		763

Household Products — 1.7%
Procter & Gamble
1.375%, 08/01/12	2,500	2,528

Total Household Products		2,528

Industrials — 1.6%
John Deere Capital
2.800%, 09/18/17	1,350	1,327
Praxair
2.125%, 06/14/13	1,100	1,125

Total Industrials		2,452

Schedule of Investments
Strategic Income Bond Fund (continued)

	Face Amount	Value
Description	(000)	(000)

Medical Products & Services — 1.5%
Humana
7.200%, 06/15/18	$1,425	$1,621
Medco Health Solutions
7.250%, 08/15/13	500	567

Total Medical Products & Services		2,188

Oil Exploration & Production — 0.6%
Anadarko Petroleum
5.000%, 10/01/12	850	889

Total Oil Exploration & Production		889

Printing & Publishing — 0.7%
Gannett
5.750%, 06/01/11	1,000	1,005

Total Printing & Publishing		1,005

Retail — 1.1%
Target
5.375%, 05/01/17	1,000	1,129
Yum! Brands
6.250%, 04/15/16	500	565

Total Retail		1,694

Telephones & Telecommunication — 1.7%
BellSouth
6.000%, 10/15/11	1,000	1,039
GTE
6.840%, 04/15/18	445	510
SBC Communications
5.875%, 08/15/12	1,000	1,076

Total Telephones & Telecommunication		2,625

Transportation Services — 2.0%
CSX
3.700%, 10/30/20	2,000	1,891
United Parcel Service
3.875%, 04/01/14	1,000	1,075

Total Transportation Services		2,966

Total Corporate Bonds (Cost $42,271)		43,262

Municipal Bonds — 19.3%
Arkansas State, Development Finance Authority
5.210%, 04/01/23	1,020	1,039
City & County of San Francisco, California
4.600%, 06/15/20	1,000	997
City of Austin, Texas
5.086%, 11/15/25	500	489
City of Cape Coral, Florida
6.369%, 10/01/24	1,500	1,470
City of Dallas, Texas
4.660%, 02/15/24	1,000	965
4.589%, 02/15/21	1,000	1,003
4.489%, 02/15/20	500	503
4.389%, 02/15/19	500	505
City of Lafayette, Louisiana, Ser A
7.230%, 03/01/34	1,000	958
City of New York, New York, Ser Sub G-2
3.500%, 03/01/16	1,500	1,492
Clark County School District, Kentucky
5.200%, 06/01/26	2,000	1,906
County of Cumberland, North Carolina
6.100%, 11/01/25	1,000	1,028
County of Guilford, North Carolina
4.641%, 08/01/22	1,000	990
County of Pierce, Washington
4.700%, 08/01/21	1,085	1,110
County of St. Louis, Missouri
5.200%, 12/01/28	2,000	1,902
East Baton Rouge, Louisiana, Sewerage Commission
3.543%, 02/01/16	1,000	997
Florida State Board of Education, Lottery Revenue
5.540%, 07/01/21	1,000	1,015
5.390%, 07/01/20	400	409
Florida State Board of Education, Ser G
4.650%, 06/01/20	1,500	1,542
JEA, Florida Bulk Power Supply System
4.900%, 10/01/20	1,000	1,016
Jefferson & Madison Counties, Idaho, Joint School District No. 251 Rigby
5.250%, 09/01/26	1,830	1,833
Macomb Interceptor Drain District, Michigan
4.250%, 05/01/21	1,500	1,426
Metropolitan Transportation Authority, New York
4.546%, 11/15/17	1,000	979

January 31, 2011
Schedule of Investments
Strategic Income Bond Fund (continued)

	Face Amount	Value
Description	(000)/shares	(000)

Municipal Bonds (continued)
Pennsylvania State
4.450%, 02/15/20	$1,500	$1,516
State of California
5.250%, 08/01/38	1,000	917
State of Rhode Island
4.663%, 04/01/21	1,000	1,011

Total Municipal Bonds (Cost $29,373)		29,018

U.S. Government Mortgage-Backed Obligations — 16.6%
FHLMC
7.000%, 12/01/14	3	3
7.000%, 04/01/15	4	5
5.500%, 08/01/21	361	389
5.500%, 10/01/36	616	658
5.000%, 01/01/13	346	358
5.000%, 10/01/16	246	262
5.000%, 04/01/22	616	656
5.000%, 04/01/23	393	417
4.500%, 05/01/24	1,206	1,263
FNMA
7.500%, 12/01/30	10	11
6.500%, 01/01/32	104	118
6.000%, 08/01/35	815	891
6.000%, 05/01/36	568	619
6.000%, 07/01/36	398	433
5.500%, 06/01/25	966	1,048
5.500%, 10/01/34	319	344
5.500%, 01/01/36	566	606
5.500%, 02/01/36	654	701
5.500%, 04/01/36	610	653
5.000%, 10/01/18	184	197
5.000%, 12/01/18	208	223
5.000%, 11/01/21	647	687
5.000%, 05/01/38	1,277	1,340
4.500%, 07/01/18	459	486
4.500%, 07/01/24	1,703	1,786
3.500%, 09/01/25	4,842	4,875
GNMA
7.500%, 08/15/12	2	2
7.500%, 09/15/13	1	1
7.500%, 12/20/29	2	2
6.500%, 09/15/13	7	8
6.500%, 03/15/31	23	26
6.500%, 07/15/31	385	436
6.000%, 05/15/28	2	2
6.000%, 09/15/34	266	296
6.000%, 11/15/34	101	113
6.000%, 12/15/34	138	153
5.500%, 01/15/36	930	1,006
5.500%, 04/15/36	556	602
5.000%, 09/15/17	115	124
5.000%, 12/15/17	214	230
5.000%, 10/15/18	19	21
5.000%, 11/15/18	12	13
5.000%, 01/15/19	389	418
5.000%, 03/15/33	15	16
5.000%, 04/15/33	13	14
5.000%, 06/15/33	51	55
5.000%, 04/15/38	1,594	1,694
4.500%, 02/15/20	628	668

Total U.S. Government Mortgage-Backed Obligations (Cost $23,788)		24,929

Exchange Traded Funds — 11.7%
iShares iBoxx High Yield Fund	72,250	6,631
iShares iBoxx Investment Grade Corporate Bond Fund	100,685	10,923

Total Exchange Traded Funds (Cost $16,285)		17,554

Schedule of Investments
Strategic Income Bond Fund (concluded)

	Face Amount	Value
Description	(000)	(000)

U.S. Government Agency Obligations — 14.1%
FFCB
5.540%, 11/07/16	$1,500	$1,743
4.450%, 06/01/15	2,500	2,772
FHLB
5.250%, 06/10/11	3,000	3,052
5.000%, 12/09/16	1,000	1,128
2.250%, 04/13/12	1,500	1,533
FHLMC
5.250%, 04/18/16	1,000	1,142
4.500%, 01/15/15	1,750	1,937
FNMA
5.500%, 03/15/11	1,500	1,510
5.000%, 02/13/17	500	563
1.560%, 11/23/15	6,000	5,826

Total U.S. Government Agency Obligations (Cost $20,110)		21,206

U.S. Treasury Obligation — 4.7%
U.S. Treasury Note
2.625%, 11/15/20	7,500	7,031

Total U.S. Treasury Obligation (Cost $7,031)		7,031

Cash Equivalents (C) — 4.1%
Hancock Horizon Government Money Market Fund, Trust Class Shares, 0.010% (D)	2,798,476	2,798
SEI Daily Income Trust Prime Obligations Fund, Cl A, 0.120%	3,311,896	3,312

Total Cash Equivalents (Cost $6,110)		6,110

Total Investments — 99.2% (Cost $144,968)		$149,110

Percentages are based on net assets $150,355 (000).

(A)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2011, the value of these securities amounted to $5,909 (000), representing 3.9% of net assets.

(B)	Security is in default on interest payments.

(C)	The rate reported is the 7-day effective yield as of January 31, 2011.

(D)	Investment in Affiliated Company.

Cl	— Class

FFCB	— Federal Farm Credit Bank

FHLB	— Federal Home Loan Bank

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

GNMA	— Government National Mortgage Association

MTN	— Medium Term Note

REIT	— Real Estate Investment Trust

Ser	— Series

The accompanying notes are an integral part of the financial statements.

January 31, 2011

Schedule of Investments
Value Fund

		Value
Description	Shares	(000)

Common Stock — 99.0%
Aerospace & Defense — 2.8%
Northrop Grumman	29,000	$2,010
Raytheon	46,000	2,299

Total Aerospace & Defense		4,309

Automotive — 1.5%
Johnson Controls	59,000	2,265

Total Automotive		2,265

Banks — 6.9%
Capital One Financial	45,000	2,167
JPMorgan Chase	47,000	2,112
KeyCorp	238,000	2,118
PNC Financial Services Group	29,000	1,740
Wells Fargo	75,000	2,432

Total Banks		10,569

Cable/Media — 1.4%
Time Warner Cable	32,000	2,171

Total Cable/Media		2,171

Chemicals — 5.4%
Eastman Chemical	30,000	2,786
Lubrizol	25,000	2,686
PPG Industries	34,000	2,866

Total Chemicals		8,338

Computers & Services — 2.1%
EMC*	130,000	3,236

Total Computers & Services		3,236

Drug Retail — 1.4%
Walgreen	52,000	2,103

Total Drug Retail		2,103

Electrical Utilities — 11.3%
Alliant Energy	60,000	2,230
Consolidated Edison	42,000	2,096
Dominion Resources	49,000	2,133
DTE Energy	44,000	2,035
NiSource	121,000	2,253
Progress Energy	48,000	2,156
SCANA	50,000	2,114
TECO Energy	127,000	2,338

Total Electrical Utilities		17,355

Entertainment — 3.3%
News, Cl A	140,000	2,103
Walt Disney	75,000	2,915

Total Entertainment		5,018

Financial Services — 4.8%
Ameriprise Financial	48,000	2,959
Invesco	90,000	2,227
Legg Mason	63,000	2,087

Total Financial Services		7,273

Food, Beverage & Tobacco — 5.4%
Altria Group	82,000	1,928
Coca-Cola Enterprises	88,000	2,214
Constellation Brands, Cl A*	117,000	2,249
Tyson Foods, Cl A	110,000	1,809

Total Food, Beverage & Tobacco		8,200

Gas & Natural Gas — 1.6%
Energen	44,000	2,460

Total Gas & Natural Gas		2,460

Household Products — 3.0%
Energizer Holdings*	28,000	2,036
Snap-On	44,000	2,492

Total Household Products		4,528

Insurance — 12.4%
ACE	34,000	2,094
American Financial Group	83,000	2,700
Chubb	36,000	2,085
HCC Insurance Holdings	73,000	2,210
Metlife	47,000	2,151
Reinsurance Group of America, Cl A	42,000	2,418
Torchmark	45,000	2,804
Unum Group	103,000	2,569

Total Insurance		19,031

Machinery — 1.6%
Illinois Tool Works	47,000	2,514

Total Machinery		2,514

Managed Health Care — 1.9%
UnitedHealth Group	70,000	2,874

Total Managed Health Care		2,874

Schedule of Investments
Value Fund (concluded)

		Value
Description	Shares	(000)

Manufacturing — 1.5%
Eaton	21,000	$2,267

Total Manufacturing		2,267

Medical Products & Services — 3.1%
Cardinal Health	59,000	2,449
Universal Health Services, Cl B	56,000	2,358

Total Medical Products & Services		4,807

Office Electronics — 0.9%
Xerox	133,000	1,412

Total Office Electronics		1,412

Paper & Paper Products — 1.6%
Bemis	75,000	2,441

Total Paper & Paper Products		2,441

Petroleum & Fuel Products — 4.7%
Apache	20,000	2,387
Chevron	26,000	2,468
Newfield Exploration*	31,000	2,269

Total Petroleum & Fuel Products		7,124

Retail — 6.2%
Genuine Parts	42,000	2,174
Limited Brands	79,000	2,310
McDonald’s	38,000	2,799
VF	27,000	2,233

Total Retail		9,516

Semi-Conductors & Instruments — 1.5%
Kla-Tencor	52,000	2,292

Total Semi-Conductors & Instruments		2,292

Telephones & Telecommunication — 4.2%
AT&T	75,000	2,064
CenturyLink	53,000	2,292
Harris	44,000	2,048

Total Telephones & Telecommunication		6,404

Transportation Services — 5.2%
Caterpillar	31,000	3,007
CSX	40,000	2,824
United Parcel Service, Cl B	30,000	2,149

Total Transportation Services		7,980

Waste Management Services — 1.4%
Corn Products International	48,000	2,214

Total Waste Management Services		2,214

Wholesale — 1.9%
AmerisourceBergen, Cl A	81,000	2,905

Total Wholesale		2,905

Total Common Stock (Cost $124,572)		151,606

Cash Equivalent (A) (B) — 1.1%
Hancock Horizon Government Money Market Fund, Trust Class Shares, 0.010%	1,745,137	1,745

Total Cash Equivalent (Cost $1,745)		1,745

Total Investments — 100.1% (Cost $126,317)		$153,351

Percentages are based on net assets $153,168 (000).

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of January 31, 2011.

(B)	Investment in Affiliated Company.

Cl	— Class

The accompanying notes are an integral part of the financial statements.

January 31, 2011
Schedule of Investments
Growth Fund

		Value
Description	Shares	(000)

Common Stock — 98.4%
Aerospace & Defense — 1.4%
United Technologies	14,000	$1,138

Total Aerospace & Defense		1,138

Airlines — 1.1%
Southwest Airlines	77,000	913

Total Airlines		913

Automotive — 1.4%
O’Reilly Automotive*	21,000	1,193

Total Automotive		1,193

Chemicals — 6.1%
Albemarle	27,000	1,516
Ashland	20,000	1,161
International Flavors & Fragrances	22,000	1,255
Sigma-Aldrich	18,000	1,146

Total Chemicals		5,078

Computer Software — 1.7%
Synopsys*	53,000	1,438

Total Computer Software		1,438

Computers & Services — 6.5%
Apple*	5,000	1,697
Corning	54,000	1,199
International Business Machines	9,000	1,458
SanDisk*	24,000	1,089

Total Computers & Services		5,443

Drugs — 1.4%
Endo Pharmaceuticals Holdings*	35,000	1,163

Total Drugs		1,163

Electronic Components & Equipment — 1.7%
Amphenol, Cl A	26,000	1,439

Total Electronic Components & Equipment		1,439

Entertainment — 1.4%
Viacom, Cl B	27,000	1,122

Total Entertainment		1,122

Financial Services — 3.1%
Affiliated Managers Group*	16,000	1,629
American Express	22,000	955

Total Financial Services		2,584

Food, Beverage & Tobacco — 4.5%
Hormel Foods	26,000	1,284
Hubbell, Cl B	24,000	1,470
Sysco	35,000	1,020

Total Food, Beverage & Tobacco		3,774

Gas & Natural Gas — 1.5%
El Paso	80,000	1,270

Total Gas & Natural Gas		1,270

Home Improvement Retail — 1.4%
Home Depot	32,000	1,177

Total Home Improvement Retail		1,177

Household Products — 1.4%
Stanley Black & Decker	16,000	1,163

Total Household Products		1,163

Industrials — 1.9%
Cummins	15,000	1,588

Total Industrials		1,588

Information Technology — 3.5%
Cognizant Technology Solutions, Cl A*	22,000	1,605
Oracle	40,000	1,281

Total Information Technology		2,886

Insurance — 5.2%
Aflac	29,000	1,670
Principal Financial Group	43,000	1,409
Prudential Financial	20,000	1,230

Total Insurance		4,309

Machinery — 3.0%
Gardner Denver	19,000	1,370
Nordson	12,000	1,108

Total Machinery		2,478

Schedule of Investments
Growth Fund (concluded)

		Value
Description	Shares	(000)

Medical Products & Services — 10.9%
CIGNA	30,000	$1,260
Forest Laboratories*	35,000	1,129
Laboratory Corp of America Holdings*	14,000	1,259
Patterson	32,000	1,058
St. Jude Medical*	28,000	1,134
STERIS	21,000	731
Varian Medical Systems*	14,000	946
Waters*	20,000	1,528

Total Medical Products & Services		9,045

Metals & Mining — 2.0%
Cliffs Natural Resources	19,000	1,624

Total Metals & Mining		1,624

Petroleum & Fuel Products — 6.6%
Baker Hughes	22,000	1,507
Cameron International*	24,000	1,279
National Oilwell Varco	20,000	1,478
Oceaneering International*	16,000	1,236

Total Petroleum & Fuel Products		5,500

Retail — 16.5%
Advance Auto Parts	17,000	1,087
Coach	27,000	1,460
Darden Restaurants	23,000	1,084
Dollar Tree*	28,000	1,416
Polo Ralph Lauren, Cl A	13,000	1,393
Ross Stores	25,000	1,630
Target	23,000	1,261
TJX	30,000	1,422
WW Grainger	12,000	1,578
Yum! Brands	30,000	1,403

Total Retail		13,734

Semi-Conductors & Instruments — 7.9%
Altera	36,000	1,353
Analog Devices	33,000	1,281
Intel	50,000	1,073
Novellus Systems*	41,000	1,479
Texas Instruments	42,000	1,424

Total Semi-Conductors & Instruments		6,610

Transportation Services — 4.8%
Expeditors International of Washington	23,000	1,165
Joy Global	16,000	1,395
Union Pacific	15,000	1,420

Total Transportation Services		3,980

Utilities — 1.5%
Ametek	30,000	1,223

Total Utilities		1,223

Total Common Stock (Cost $61,765)		81,872

Cash Equivalent (A) (B) — 1.7%
Hancock Horizon Government Money Market Fund, Trust Class Shares, 0.010%	1,388,119	1,388

Total Cash Equivalent (Cost $1,388)		1,388

Total Investments — 100.1% (Cost $63,153)		$83,260

Percentages are based on net assets $83,190 (000).

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of January 31, 2011.

(B)	Investment in Affiliated Company.

Cl	— Class
The accompanying notes are an integral part of the financial statements.

January 31, 2011
Schedule of Investments
Burkenroad Fund

		Value
Description	Shares	(000)

Common Stock — 97.4%
Apparel & Textiles — 1.4%
Oxford Industries	36,000	$852

Total Apparel & Textiles		852

Banks — 5.8%
First Financial Bankshares	15,000	740
Midsouth Bancorp	11,116	149
Prosperity Bancshares	20,000	809
Southside Bancshares	40,000	857
Teche Holding	4,000	145
Trustmark	32,000	767

Total Banks		3,467

Commercial Services — 3.0%
Rollins	52,500	997
Team*	31,000	792

Total Commercial Services		1,789

Computer & Electronics Retail — 1.2%
RadioShack	46,000	697

Total Computer & Electronics Retail		697

Computer Software — 1.7%
Manhattan Associates*	35,000	1,033

Total Computer Software		1,033

Computers & Services — 2.0%
Adtran	29,000	1,193

Total Computers & Services		1,193

Correctional Institutions — 1.4%
Geo Group*	35,000	832

Total Correctional Institutions		832

Electrical Utilities — 1.8%
El Paso Electric*	40,000	1,078

Total Electrical Utilities		1,078

Financial Services — 2.5%
Ezcorp, Cl A*	40,000	1,076
Invesco Mortgage Capital	20,000	447

Total Financial Services		1,523

Food, Beverage & Tobacco — 5.1%
Cal-Maine Foods	23,000	652
Flowers Foods	33,000	833
National Beverage	65,000	874
Sanderson Farms	18,000	740

Total Food, Beverage & Tobacco		3,099

Household Products — 1.9%
Tupperware Brands	25,000	1,144

Total Household Products		1,144

Insurance — 4.2%
Amerisafe*	40,000	712
Infinity Property & Casualty	18,000	1,075
ProAssurance*	13,000	763

Total Insurance		2,550

Leasing & Renting — 1.0%
Aaron’s	31,500	605

Total Leasing & Renting		605

Machinery — 1.3%
Sun Hydraulics	21,000	783

Total Machinery		783

Manufacturing — 1.7%
AZZ	25,000	1,002

Total Manufacturing		1,002

Medical Products & Services — 6.3%
Cyberonics*	40,000	1,310
Health Management Associates, Cl A*	110,000	1,001
LHC Group*	21,000	559
US Physical Therapy*	48,000	912

Total Medical Products & Services		3,782

Metals & Mining — 2.7%
CARBO Ceramics	14,000	1,612

Total Metals & Mining		1,612

Office Furniture & Fixtures — 1.8%
Tech Data*	23,000	1,079

Total Office Furniture & Fixtures		1,079

Schedule of Investments
Burkenroad Fund (concluded)

		Value
Description	Shares	(000)

Paper & Paper Products — 6.1%
Neenah Paper	45,000	$867
Rock-Tenn, Cl A	17,000	1,135
Schweitzer-Mauduit International	12,000	719
Temple-Inland	40,000	960

Total Paper & Paper Products		3,681

Petroleum & Fuel Products — 18.9%
Dril-Quip*	17,000	1,311
Gulf Island Fabrication	35,000	948
Gulfmark Offshore, Cl A*	25,000	961
Hornbeck Offshore Services*	30,000	712
Petroquest Energy*	120,000	941
SEACOR Holdings	9,000	951
Stone Energy*	40,000	930
Superior Energy Services*	35,000	1,229
W&T Offshore	90,000	1,832
Walter Energy	12,000	1,563

Total Petroleum & Fuel Products		11,378

Printing & Publishing — 1.2%
Ennis	45,000	748

Total Printing & Publishing		748

Real Estate Investment Trusts (REITs) — 0.9%
EastGroup Properties	12,000	523

Total Real Estate Investment Trusts (REITs)		523

Retail — 11.6%
AFC Enterprises*	50,000	745
Brinker International	45,000	1,059
Carter’s*	23,000	637
Fossil*	20,000	1,421
Hibbett Sports*	38,000	1,217
Pool	30,000	731
Sally Beauty Holdings*	90,000	1,185

Total Retail		6,995

Semi-Conductors & Instruments — 3.1%
Diodes*	39,000	1,004
Silicon Laboratories*	20,000	889

Total Semi-Conductors & Instruments		1,893

Telecommunication Services — 1.2%
Earthlink	84,000	717

Total Telecommunication Services		717

Transportation Services — 4.8%
Alamo Group	45,000	1,168
International Shipholding	35,000	877
Kirby*	18,000	841

Total Transportation Services		2,886

Utilities — 2.8%
Cleco	30,000	938
Powell Industries*	20,000	758

Total Utilities		1,696

Total Common Stock (Cost $41,615)		58,637

Cash Equivalent (A) (B) — 2.3%
Hancock Horizon Government Money Market Fund, Class Shares, 0.010%	1,404,880	1,405

Total Cash Equivalent (Cost $1,405)		1,405

Total Investments — 99.7% (Cost $43,020)		$60,042

Percentages are based on net assets $60,219 (000).

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of January 31, 2011.

(B)	Investment in Affiliated Company.

Cl	— Class

REIT	— Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

January 31, 2011
Schedule of Investments
Quantitative Long/Short Fund

		Value
Description	Shares	(000)

Common Stock — 102.8%
Aerospace & Defense — 1.0%
Northrop Grumman (1)	4,600	$319

Total Aerospace & Defense		319

Airlines — 1.0%
Alaska Air Group* (1)	5,300	314

Total Airlines		314

Apparel & Textiles — 0.9%
Oxford Industries (1)	12,000	284

Total Apparel & Textiles		284

Automotive — 1.8%
PEP Boys-Manny Moe & Jack (1)	23,400	326
Superior Industries International (1)	11,500	230

Total Automotive		556

Beauty Products — 1.0%
Estee Lauder, Cl A (1)	3,600	290

Total Beauty Products		290

Cable/Media — 2.3%
Comcast, Cl A (1)	14,500	330
DIRECTV, Cl A* (1)	8,700	369

Total Cable/Media		699

Chemicals — 4.9%
Arch Chemicals (1)	8,250	299
Cabot (1)	8,200	355
Cytec Industries (1)	4,300	234
Lubrizol (1)	2,800	301
PPG Industries (1)	3,600	303

Total Chemicals		1,492

Computers & Services — 2.2%
International Business Machines (1)	2,200	356
SanDisk* (1)	7,030	319

Total Computers & Services		675

Consumer Products — 1.2%
Deckers Outdoor* (1)	4,810	353

Total Consumer Products		353

Drugs — 4.0%
Endo Pharmaceuticals Holdings* (1)	10,000	332
Medicis Pharmaceutical, Cl A (1)	8,300	211
Par Pharmaceutical* (1)	10,800	386
Viropharma* (1)	18,500	303

Total Drugs		1,232

Electrical Components & Equipment — 2.2%
Littelfuse (1)	6,600	338
Vishay Intertechnology* (1)	19,800	327

Total Electrical Components & Equipment		665

Electronic Components & Equipment — 1.3%
Newport* (1)	22,700	398

Total Electronic Components & Equipment		398

Entertainment — 2.6%
Gannett (1)	21,600	319
Meredith (1)	6,300	212
Viacom, Cl B (1)	6,600	274

Total Entertainment		805

Financial Services — 2.0%
Ameriprise Financial (1)	5,100	314
Cash America International (1)	7,200	290

Total Financial Services		604

Food, Beverage & Tobacco — 1.9%
Altria Group (1)	11,500	270
Tyson Foods, Cl A (1)	18,300	301

Total Food, Beverage & Tobacco		571

Home Furnishings — 0.5%
Kid Brands* (1)	15,800	144

Total Home Furnishings		144

Homefurnishing Retail — 0.9%
Williams-Sonoma (1)	8,800	283

Total Homefurnishing Retail		283

Household Products — 0.5%
American Greetings, Cl A (1)	7,400	161

Total Household Products		161

Schedule of Investments
Quantitative Long/Short Fund (continued)

		Value
Description	Shares	(000)

Information Technology — 3.0%
CA (1)	13,000	$310
CACI International, Cl A* (1)	5,600	311
VeriSign (1)	8,600	289

Total Information Technology		910

Insurance — 3.6%
American Financial Group (1)	9,800	319
Everest Re Group (1)	3,000	253
StanCorp Financial Group (1)	6,000	267
Travelers (1)	4,600	259

Total Insurance		1,098

Leasing & Renting — 1.0%
Bed Bath & Beyond* (1)	6,200	298

Total Leasing & Renting		298

Machinery — 3.5%
EnPro Industries* (1)	7,600	316
Parker Hannifin (1)	3,900	349
Timken (1)	8,750	411

Total Machinery		1,076

Manufacturing — 2.3%
Eaton (1)	3,100	335
Thomas & Betts* (1)	7,050	362

Total Manufacturing		697

Medical Products & Services — 12.0%
AMERIGROUP* (1)	6,800	356
Becton Dickinson (1)	3,300	274
Cardinal Health (1)	8,700	361
Cephalon* (1)	3,400	201
Cooper (1)	6,150	353
Coventry Health Care* (1)	10,900	327
Greatbatch* (1)	11,100	261
Health Net* (1)	11,200	320
Healthspring* (1)	13,600	413
Humana* (1)	5,750	333
Laboratory Corp of America Holdings* (1)	3,320	298
Life Technologies* (1)	3,000	163

Total Medical Products & Services		3,660

Office Furniture & Fixtures — 1.7%
Anixter International (1)	4,940	313
Tech Data* (1)	4,700	220

Total Office Furniture & Fixtures		533

Paper & Paper Products — 5.2%
Buckeye Technologies (1)	22,300	561
Clearwater Paper* (1)	4,000	316
Rock-Tenn, Cl A (1)	5,800	387
Sealed Air (1)	11,800	315

Total Paper & Paper Products		1,579

Petroleum & Fuel Products — 2.6%
National Oilwell Varco (1)	6,500	480
Occidental Petroleum (1)	3,200	310

Total Petroleum & Fuel Products		790

Petroleum Refining — 2.1%
ConocoPhillips (1)	4,400	314
Valero Energy (1)	13,000	330

Total Petroleum Refining		644

Printing & Publishing — 2.1%
Consolidated Graphics* (1)	6,600	330
RR Donnelley & Sons (1)	17,700	314

Total Printing & Publishing		644

Retail — 11.5%
AnnTaylor Stores* (1)	11,000	243
Dollar Tree* (1)	5,450	276
Finish Line, Cl A (1)	18,000	277
Fossil* (1)	6,200	440
Jakks Pacific* (1)	15,450	267
Limited Brands (1)	10,250	300
Macy’s (1)	13,650	316
PetSmart (1)	7,640	307
Polaris Industries (1)	5,000	385
Ross Stores (1)	5,530	361
TJX (1)	6,790	322

Total Retail		3,494

Schedule of Investments	January 31, 2011
Quantitative Long/Short Fund (continued)

		Value
Description	Shares	(000)

Semi-Conductors & Instruments — 12.6%
Altera (1)	8,500	$319
Analog Devices (1)	7,900	307
Fairchild Semiconductor International, Cl A* (1)	18,900	336
Kulicke & Soffa Industries* (1)	44,000	429
Lam Research* (1)	6,500	324
MKS Instruments* (1)	14,600	419
Novellus Systems* (1)	10,050	363
Skyworks Solutions* (1)	20,200	642
Teradyne* (1)	23,500	392
Texas Instruments (1)	9,100	309

Total Semi-Conductors & Instruments		3,840

Telephones & Telecommunication — 3.0%
AT&T (1)	5,700	157
MetroPCS Communications* (1)	26,000	336
Plantronics (1)	8,317	294
Sprint Nextel* (1)	25,000	113

Total Telephones & Telecommunication		900

Transportation Services — 3.5%
Joy Global (1)	4,300	375
Oshkosh* (1)	9,360	355
Ryder System (1)	6,750	324

Total Transportation Services		1,054

Waste Management Services — 0.9%
Corn Products International (1)	5,800	268

Total Waste Management Services		268

Total Common Stock (Cost $25,067)		31,330

Cash Equivalents (A) — 5.7%
Federated Prime Obligations Fund, Cl I, 0.170%	660,085	660
SEI Daily Income Prime Obligation Fund, Cl A, 0.080%	1,085,632	1,086

Total Cash Equivalents (Cost $1,746)		1,746

Total Investments — 108.5% (Cost $26,813)		$33,076

Securities Sold Short — (6.7)%
Common Stock — (6.7)%
Aerospace & Defense — (0.4)%
Aerovironment*	(2,150)	(61)
Orbital Sciences*	(3,600)	(61)

Total Aerospace & Defense		(122)

Banks — (0.5)%
Bank of New York Mellon	(2,000)	(63)
BB&T	(2,000)	(55)
Northern Trust	(940)	(49)

Total Banks		(167)

Building & Construction — (0.5)%
DR Horton	(4,250)	(53)
Granite Construction	(1,870)	(48)
KB Home	(4,030)	(60)

Total Building & Construction		(161)

Chemicals — (0.1)%
Calgon Carbon*	(3,300)	(47)

Total Chemicals		(47)

Computers & Services — (0.3)%
Intermec*	(3,900)	(44)
Tekelec*	(4,000)	(46)

Total Computers & Services		(90)

Containers & Packaging — (0.2)%
Owens-Illinois*	(1,800)	(53)

Total Containers & Packaging		(53)

Data Processing & Outsourced Services — (0.2)%
FTI Consulting*	(1,390)	(51)

Total Data Processing & Outsourced Services		(51)

Schedule of Investments
Quantitative Long/Short Fund (concluded)

		Value
Description	Shares	(000)

Engineering Services — (0.6)%
Aecom Technology*	(2,000)	$(59)
Orion Marine Group*	(4,300)	(50)
Quanta Services*	(2,800)	(66)

Total Engineering Services		(175)

Entertainment — (0.3)%
DreamWorks Animation SKG, Cl A*	(1,730)	(48)
Electronic Arts*	(2,800)	(44)

Total Entertainment		(92)

Information Technology — (0.2)%
Mantech International, Cl A*	(1,400)	(56)

Total Information Technology		(56)

Insurance — (0.2)%
Genworth Financial, Cl A*	(4,170)	(57)

Total Insurance		(57)

Manufacturing — (0.2)%
Seneca Foods, Cl A*	(2,100)	(58)

Total Manufacturing		(58)

Materials — (0.2)%
Vulcan Materials	(1,300)	(55)

Total Materials		(55)

Medical Products & Services — (1.3)%
Allscripts Healthcare Solutions*	(2,800)	(59)
Amsurg, Cl A*	(2,800)	(59)
Charles River
Laboratories International*	(1,330)	(51)
RehabCare Group*	(2,800)	(69)
Savient Pharmaceuticals*	(4,450)	(41)
VCA Antech*	(2,500)	(57)
Vertex Pharmaceuticals*	(1,400)	(55)

Total Medical Products & Services		(391)

Metals & Mining — (0.1)%
Olympic Steel	(1,770)	(48)

Total Metals & Mining		(48)

Petroleum & Fuel Products — (0.2)%
Comstock Resources*	(2,070)	(57)

Total Petroleum & Fuel Products		(57)

Retail — (0.3)%
Jack in the Box*	(2,470)	(54)
True Religion Apparel*	(2,450)	(51)

Total Retail		(105)

Semi-Conductors & Instruments — (0.7)%
Advanced Energy Industries*	(4,170)	(64)
Benchmark Electronics*	(3,050)	(58)
MEMC Electronic Materials*	(3,900)	(43)
Monolithic Power Systems*	(3,030)	(45)

Total Semi-Conductors & Instruments		(210)

Telecommunication Services — (0.2)%
Equinix*	(630)	(56)

Total Telecommunication Services		(56)

Total Common Stock (Proceeds $(1,867))		(2,051)

Total Securities Sold Short — (6.7)% (Proceeds $(1,867))		$(2,051)

Percentages are based on net assets $30,492 (000).

*	Non-income producing security.

(1)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.

(A)	The rate reported is the 7-day effective yield as of January 31, 2011.

Cl — Class

The accompanying notes are an integral part of the financial statements.

January 31, 2011
Schedule of Investments
Diversified International Fund

		Value
Description	Shares	(000)

Common Stock — 92.3%
Australia — 2.7%
BHP Billiton ADR	22,800	$2,030

Total Australia		2,030

Austria — 6.5%
Conwert Immobilien Invest	64,600	1,002
Erste Group Bank	33,100	1,661
Schoeller Bleckmann Oilfield Equipment	26,800	2,204

Total Austria		4,867

Bermuda — 1.6%
Everest Re Group	14,600	1,230

Total Bermuda		1,230

Brazil — 6.4%
Amil Participacoes	161,600	1,554
Banco Bradesco ADR	63,983	1,210
Itau Unibanco Holding	52,510	1,129
Petroleo Brasileiro ADR	24,200	889

Total Brazil		4,782

Canada — 0.9%
Rogers Communications, Cl B	20,200	705

Total Canada		705

China — 10.0%
Anhui Conch Cement, Cl H	234,000	1,081
China Merchants Bank, Cl H	412,500	971
China Oilfield Services, Cl H	540,000	1,044
China Shipping Container Lines, Cl H*	1,123,000	519
Industrial & Commercial Bank of China	1,144,000	851
Mindray Medical International ADR	35,900	939
Weichai Power, Cl H	310,000	2,106

Total China		7,511

Colombia — 1.6%
BanColombia ADR	20,400	1,192

Total Colombia		1,192

Czech Republic — 0.5%
Komercni Banka	1,600	382

Total Czech Republic		382

France — 3.2%
BNP Paribas	17,173	1,286
Societe Generale	16,668	1,079

Total France		2,365

Germany — 1.1%
BASF	11,100	855

Total Germany		855

Hong Kong — 3.3%
Orient Overseas International	247,200	2,478

Total Hong Kong		2,478

India — 1.2%
ICICI Bank ADR	20,700	897

Total India		897

Ireland — 1.6%
ICON ADR*	54,000	1,203

Total Ireland		1,203

Israel — 1.1%
Ceragon Networks*	68,800	847

Total Israel		847

Japan — 8.5%
Denso	44,900	1,655
Hitachi	207,000	1,132
Kubota	75,000	765
Nippon Steel	367,000	1,254
Secom	32,200	1,521

Total Japan		6,327

Mexico — 0.7%
Grupo Elektra	12,200	508

Total Mexico		508

Schedule of Investments
Diversified International Fund (concluded)

		Value
Description	Shares	(000)

Netherlands — 5.3%
Core Laboratories	22,100	$2,017
KONINKLIJKE KPN	54,500	860
Royal Dutch Shell, Cl A	30,452	1,076

Total Netherlands		3,953

Norway — 5.7%
DnB	141,700	1,951
Norsk Hydro	142,100	1,066
StatoilHydro ADR	50,300	1,228

Total Norway		4,245

Singapore — 1.9%
United Industrial	651,500	1,425

Total Singapore		1,425

South Korea — 2.1%
Hanjin Shipping	24,237	800
POSCO ADR	7,700	786

Total South Korea		1,586

Spain — 1.7%
Mapfre	362,117	1,232

Total Spain		1,232

Sweden — 3.0%
Getinge, Cl B	57,100	1,390
Telefonaktiebolaget LM Ericsson ADR	65,700	813

Total Sweden		2,203

Switzerland — 5.7%
Credit Suisse Group	24,700	1,104
Novartis ADR	17,900	1,000
Roche Holding	7,300	1,116
Transocean*	12,700	1,015

Total Switzerland		4,235

Turkey — 1.7%
Akbank	159,400	748
Turkiye Garanti Bankasi	121,900	543

Total Turkey		1,291

United Kingdom — 13.2%
ARM Holdings ADR	129,900	3,253
Diageo	71,632	1,379
HSBC Holdings	100,982	1,101
Rio Tinto ADR	32,900	2,286
Shire	70,200	1,852

Total United Kingdom		9,871

United States — 1.1%
Carnival	19,000	850

Total United States		850

Total Common Stock (Cost $52,825)		69,070

Exchange Traded Funds — 3.8%
iShares MSCI EAFE Index Fund	31,500	1,873
iShares MSCI United Kingdom Index Fund	57,300	1,006

Total Exchange Traded Funds (Cost $2,636)		2,879

Cash Equivalents (A) — 4.2%
Dreyfus Government Cash Management, 0.040%	1,229,046	1,229
Hancock Horizon Government Money Market Fund, Trust Class Shares, 0.010% (B)	1,884,098	1,884

Total Cash Equivalents (Cost $3,113)		3,113

Total Investments — 100.3% (Cost $58,574)		$75,062

Percentages are based on net assets $74,816 (000).

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of January 31, 2011.

(B)	Investment in Affiliated Company.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and the Far East

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1)	As of January 31, 2011

	Government	Strategic
	Money Market	Income
	Fund	Bond Fund
Assets:
Investments in securities at value (Cost $218,209 and $142,170, respectively)	$218,209	$146,312
Repurchase agreements at value (Cost $310,960 and $0, respectively)	310,960	—
Affiliated investments at value (Cost $0 and $2,798, respectively)	—	2,798
Receivable for dividends and interest	122	1,379
Receivable for capital shares sold	—	61
Receivable from Advisor	157	11
Shareholder servicing fees receivable	81	—
Distribution fees receivable	59	—
Receivable from Administrator	31	—
Prepaid expenses	14	5

Total Assets	529,633	150,566

Liabilities:
Payable for capital shares redeemed	—	66
Payable due to Investment Advisor	169	76
Shareholder servicing fees payable	80	9
Payable for distribution fees	58	—
Payable due to Administrator	43	13
Payable due to Custodian	23	7
Payable due to Transfer Agent	5	5
Income distribution payable	4	—
Chief Compliance Officer fees payable	3	1
Payable due to Trustees	1	—
Other accrued expenses	105	34

Total Liabilities	491	211

Net Assets	$529,142	$150,355

Net Assets:
Paid-in-Capital	$529,171	$146,184
Undistributed (distributions in excess of) net investment income	(3)	41
Accumulated net realized loss on investments	(26)	(12)
Net unrealized appreciation on investments	—	4,142

Net Assets	$529,142	$150,355

Trust Class Shares:
Net Assets	$115,244	$102,110
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	115,246,183	6,378,800
Net Asset Value Per Share	$1.00	$16.01

Institutional Sweep Class Shares:
Net Assets	$115,733	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	115,739,359	n/a
Net Asset Value Per Share	$1.00	n/a

Class A Shares:
Net Assets	$298,165	$47,483
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	298,183,046	2,972,153
Net Asset Value Per Share	$1.00	$15.98

Maximum Offering Price Per Share ($15.98 ÷ 96.00%)	n/a	$16.65

Class C Shares:
Net Assets	n/a	$762
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	47,413
Net Asset Value Per Share	n/a	$16.06	*

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0 or have been rounded to $0.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest.

*	Net assets divided by shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.
The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)

	Value	Growth	Burkenroad
	Fund	Fund	Fund
Assets:
Investments in securities at value (Cost $124,572, $61,765 $41,615, respectively)	$151,606	$81,872	$58,637
Affiliated investments at value (Cost $1,745, $1,388, $1,405, respectively)	1,745	1,388	1,405
Receivable for dividends and interest	166	33	160
Receivable for capital shares sold	89	41	150
Shareholder servicing fees receivable	—	7	—
Receivable from Investment Advisor	—	—	7
Prepaid expenses	12	11	17

Total Assets	153,618	83,352	60,376

Liabilities:
Payable for capital shares redeemed	271	73	65
Payable due to Investment Advisor	104	56	48
Shareholder servicing fees payable	15	—	19
Payable due to Administrator	13	7	5
Payable due to Custodian	8	4	2
Payable due to Transfer Agent	5	5	3
Payable for distribution fees	3	—	3
Chief Compliance Officer fees payable	1	1	—
Other accrued expenses	30	16	12

Total Liabilities	450	162	157

Net Assets	$153,168	$83,190	$60,219

Net Assets:
Paid-in-Capital	$146,679	$75,683	$42,677
Undistributed (distributions in excess of) net investment income (accumulated net investment loss)	56	12	(78)
Accumulated net realized gain (loss) on investments	(20,601)	(12,612)	598
Net unrealized appreciation on investments	27,034	20,107	17,022

Net Assets	$153,168	$83,190	$60,219

Trust Class Shares:
Net Assets	$77,828	$52,801	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,673,022	3,243,950	n/a
Net Asset Value Per Share	$21.19	$16.28	n/a

Class A Shares:
Net Assets	$70,420	$29,942	$51,688
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,335,227	1,886,631	1,403,197
Net Asset Value Per Share	$21.11	$15.87	$36.84

Maximum Offering Price Per Share ($21.11, $15.87, $36.84 ÷ 94.75%, respectively)	$22.28	$16.75	$38.88

Class C Shares:
Net Assets	$4,920	$447	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	237,804	30,559	n/a
Net Asset Value Per Share	$20.69	$14.63	n/a

Class D Shares:
Net Assets	n/a	n/a	$8,531
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	n/a	235,616
Net Asset Value Per Share	n/a	n/a	$36.20	*

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0 or have been rounded to $0.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest.

*	Net assets divided by shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.
The accompanying notes are an integral part of the financial statements.

As of January 31, 2011

	Quantitative		Diversified
	Long/Short		International
	Fund		Fund
Assets:
Investments in securities at value (Cost $26,813 and $56,690 respectively)	$33,076		$73,178
Affiliated investments at value (Cost $0 and $1,884, respectively)	—		1,884
Receivable for investment securities sold	302		—
Receivable for dividends and interest	9		41
Reclaim receivable	—		20
Receivable for capital shares sold	3		78
Prepaid expenses	3		11

Total Assets	33,393		75,212

Liabilities:
Payable for Securities sold short (Proceeds $1,867 and $0, respectively)	2,051		—
Payable due to Prime Broker	785		—
Payable for investment securities purchased	—		255
Payable due to Advisor	43		85
Payable due to Transfer Agent	5		5
Payable due to Administrator	3		6
Payable for capital shares redeemed	1		19
Payable due to Custodian	1		8
Shareholder servicing fees payable	1		4
Other accrued expenses	11		14

Total Liabilities	2,901		396

Net Assets	$30,492		$74,816

Net Assets:
Paid-in-Capital	$26,959		$58,217
Distributions in excess of net investment income/accumulated net investment loss	(56)		(271)
Accumulated net realized gain (loss) on investments	(2,490)		380
Net unrealized appreciation on investments (including securities sold short)	6,079		16,488
Net unrealized appreciation on foreign currency	—		2

Net Assets	$30,492		$74,816

Trust Class Shares:
Net Assets	$26,518		$56,666
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,724,914		2,739,719
Net Asset Value Per Share	$15.37		$20.68

Class A Shares:
Net Assets	$3,960		$17,980
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	258,868		871,227
Net Asset Value Per Share	$15.29	*	$20.64

Maximum Offering Price Per Share ($15.30 and $20.64 ÷ 94.75%, respectively)	$16.14		$21.78

Class C Shares:
Net Assets	$14		$170
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	945		8,338
Net Asset Value Per Share	$15.02	*	$20.42	*

Amounts designated as “—” are $0 or have been rounded to $0.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest.

*	Net assets divided by shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.
The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)

	Government	Strategic
	Money Market	Income	Value	Growth
	Fund	Bond Fund	Fund	Fund
Investment Income:
Interest income	$1,165	$4,949	$—	$—
Dividend income	—	977	3,343	873
Income from Affiliated Investments	—	—	—	—

Total Investment Income	1,165	5,926	3,343	873

Expenses:
Investment advisory fees	1,835	804	1,116	591
Administration fees	482	141	147	78
Shareholder servicing fees — Institutional Sweep Class	169	n/a	n/a	n/a
Shareholder servicing fees — Class A	693	100	158	63
Shareholder servicing fees — Class C	n/a	1	12	1
Distribution fees — Class A	693	n/a	n/a	n/a
Distribution fees — Class C	n/a	4	35	3
Custodian fees	138	40	42	22
Transfer agent fees	56	56	56	56
Trustees’ fees	29	8	9	5
Chief Compliance Officer fees	11	3	3	2
Professional fees	135	41	38	20
Printing fees	60	14	15	8
Registration fees	14	8	30	21
Insurance and other expenses	83	34	13	8

Total Expenses	4,398	1,254	1,674	878
Less: Investment advisory fees waived	(1,538)	(144)	—	(2)
Less: Administration fees waived	(186)	—	—	—
Less: Shareholder servicing fees reimbursed by Advisor — institutional Class	(169)	—	—	—
Less: Shareholder servicing fees reimbursed by Advisor — Class A	(693)	—	—	—
Less: Distribution fees waived — Class A	(693)	—	—	—

Total Net Expenses	1,119	1,110	1,674	876

Net Investment Income (Loss)	46	4,816	1,669	(3)

Net realized gain (loss) from security transactions	(26)	260	9,135	4,579
Net change in unrealized appreciation (depreciation) on investments	—	(128)	17,896	13,137

Net Realized and Unrealized Gain (Loss) on investments	(26)	132	27,031	17,716

Net Increase in Net Assets Resulting from Operations	$20	$4,948	$28,700	$17,713

“n/a” designates that the fund does not offer this class.

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

For the year ended January 31, 2011

		Quantitative	Diversified
	Burkenroad	Long/Short	International
	Fund	Fund	Fund
Investment Income:
Interest income	$—	$—	$—
Dividend income	872	341	1,088
Income from Affiliated Investments	—	—	—
Less: Foreign Taxes Withheld	—	—	(109)

Total Investment Income	872	341	979

Expenses:
Investment advisory fees	489	242	567
Administration fees	54	26	60
Shareholder servicing fees — Class A	110	8	30
Shareholder servicing fees — Class C	n/a	—	—
Shareholder servicing fees — Class D	18	n/a	n/a
Distribution fees — Class A	n/a	—	n/a
Distribution fees — Class C	n/a	—	1
Distribution fees — Class D	18	n/a	n/a
Transfer agent fees	38	56	56
Custodian fees	15	4	73
Trustees’ fees	3	1	3
Chief Compliance Officer fees	1	1	1
Dividend expense on securities sold short	n/a	20	n/a
Interest expense on securities sold short	n/a	42	n/a
Registration fees	28	8	24
Professional fees	14	11	16
Printing fees	10	3	7
Insurance and other expenses	6	5	10

Total Expenses	804	427	848

Recovery of Investment Advisory Fees Previously Waived(1)	—	5	32
Less: Investment advisory fees waived	(67)	—	—

Total Net Expenses	737	432	880

Net Investment Income (Loss)	135	(91)	99

Net realized gain from security transactions	2,145	2,236	604
Net realized loss on securities sold short	—	(441)	—
Net realized loss from foreign currency transactions	—	—	(66)
Net change in unrealized appreciation (depreciation) on investments	10,887	4,240	11,978
Net change in unrealized appreciation (depreciation) on securities sold short	—	(158)	—
Net change in unrealized appreciation (depreciation) on foreign currency	—	—	1

Net Realized and Unrealized Gain on investments	13,032	5,877	12,517

Net Increase in Net Assets Resulting from Operations	$13,167	$5,786	$12,616

(1) See Note 3 for Advisory Fees Recovered.

“n/a” designates that the fund does not offer this class.

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)	For the years ended January 31, 2011 and January 31, 2010

	Government		Strategic Income
	Money Market Fund		Bond Fund		Value Fund		Growth Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Investment Activities:
Net investment income (loss)	$46	$50	$4,816	$4,340	$1,669	$1,771	$(3)	$36
Net realized gain (loss) from security transactions	(26)	16	260	44	9,135	(13,124)	4,579	(2,882)
Net change in unrealized appreciation (depreciation) on investments	—	—	(128)	4,740	17,896	30,475	13,137	16,093

Net Increase in Net Assets Resulting from Operations	20	66	4,948	9,124	28,700	19,122	17,713	13,247

Dividends and Distributions to Shareholders From:
Net investment income:
Trust Class Shares	(11)	(13)	(3,424)	(3,266)	(954)	(1,065)	—	(15)
Institutional Sweep Class Shares	(7)	(6)	n/a	n/a	n/a	n/a	n/a	n/a
Class A Shares	(28)	(33)	(1,375)	(1,055)	(684)	(694)	—	—
Class C Shares	n/a	n/a	(14)	(10)	(16)	(25)	—	—
Realized Capital Gains
Trust Class Shares	(2)	—	(180)	(241)	—	—	—	—
Institutional Sweep Class Shares	(2)	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Class A Shares	(4)	—	(82)	(91)	—	—	—	—
Class C Shares	n/a	n/a	(1)	(1)	—	—	—	—

Total Dividends and distributions	(54)	(52)	(5,076)	(4,664)	(1,654)	(1,784)	—	(15)

Capital Share Transactions(1):
Trust Class Shares:
Shares issued	359,637	313,847	31,540	34,098	8,718	25,457	5,729	15,564
Shares reinvested	1	1	965	758	236	326	—	4
Shares redeemed	(348,753)	(319,806)	(15,304)	(30,154)	(10,655)	(35,123)	(7,958)	(16,452)

Total Trust Class Shares Transactions	10,885	(5,958)	17,201	4,702	(1,701)	(9,340)	(2,229)	(884)

Institutional Sweep Class Shares:
Shares issued	758,513	593,385	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	1	1	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(702,903)	(597,968)	n/a	n/a	n/a	n/a	n/a	n/a

Total Institutional Sweep Class Shares Transactions	55,611	(4,582)	n/a	n/a	n/a	n/a	n/a	n/a

Class A Shares:
Shares issued	471,037	681,741	21,691	24,093	15,268	16,914	6,493	14,443
Shares reinvested	6	6	1,359	1,096	657	663	—	—
Shares redeemed	(444,599)	(653,969)	(7,975)	(17,425)	(15,351)	(13,465)	(5,630)	(14,879)

Total Class A Shares Transactions	26,444	27,778	15,075	7,764	574	4,112	863	(436)

Class C Shares:
Shares issued	n/a	n/a	397	63	713	905	16	12
Shares reinvested	n/a	n/a	14	10	16	25	—	—
Shares redeemed	n/a	n/a	(13)	(7)	(1,143)	(934)	(13)	(65)

Total Class C Shares Transactions	n/a	n/a	398	66	(414)	(4)	3	(53)

Total Increase (Decrease) in Net Assets from Capital Share Transactions	92,940	17,238	32,674	12,532	(1,541)	(5,232)	(1,363)	(1,373)

Total Increase in Net Assets	92,906	17,252	32,546	16,992	25,505	12,106	16,350	11,859

Net Assets:
Beginning of year	436,236	418,984	117,809	100,817	127,663	115,557	66,840	54,981

End of year	$529,142	$436,236	$150,355	$117,809	$153,168	$127,663	$83,190	$66,840

Undistributed (distributions in excess of) net investment income (accumulated net investment loss)	$(3)	$(3)	$41	$38	$56	$41	$12	$(34)

(1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

56 & 57

Statements of Changes in Net Assets (000) (concluded)	For the years ended January 31, 2011 and January 31, 2010

	Burkenroad		Quantitative		Diversified
	Fund		Long/Short Fund		International Fund
	2011	2010	2011	2010	2011	2010
Investment Activities:
Net investment income (loss)	$135	$(35)	$(91)	$(155)	$99	$100
Net realized gain (loss) from investments (including securities sold short) and foreign currency transactions	2,145	573	1,795	(1,602)	538	64
Net change in unrealized appreciation on investments (including securities sold short) and foreign currency	10,887	10,432	4,082	3,008	11,979	9,455

Net Increase in Net Assets Resulting from Operations	13,167	10,970	5,786	1,251	12,616	9,619

Dividends and Distributions to Shareholders From:
Net investment income:
Trust Class Shares	n/a	n/a	—	—	(191)	(142)
Class A Shares	(236)	—	—	—	(32)	(22)
Class C Shares	n/a	n/a	—	—	—	—
Class D Shares	(23)	n/a	n/a	n/a	n/a	n/a
Realized Capital Gains
Trust Class Shares	n/a	n/a	—	n/a	(157)	n/a
Class A Shares	(313)	—	—	—	(48)	—
Class C Shares	—	—	—	—	—	—
Class D Shares	(54)	—	n/a	n/a	n/a	n/a

Total Dividends and distributions	(626)	—	—	—	(428)	(164)

Capital Share Transactions(1):
Trust Class Shares:
Shares issued	n/a	n/a	7,813	7,151	21,683	16,163
Shares reinvested	n/a	n/a	—	—	181	28
Shares redeemed	n/a	n/a	(2,217)	(5,177)	(4,261)	(7,779)

Total Trust Class Shares Transactions	n/a	n/a	5,596	1,974	17,603	8,412

Class A Shares:
Shares issued	12,733	20,364	1,306	2,695	10,724	6,093
Shares reinvested	443	—	—	—	79	21
Shares redeemed	(12,199)	(12,735)	(888)	(2,062)	(1,791)	(2,798)

Total Class A Shares Transactions	977	7,629	418	633	9,012	3,316

Class C Shares:
Shares issued	n/a	n/a	—	10	142	32
Shares reinvested	n/a	n/a	—	—	—	—
Shares redeemed	n/a	n/a	—	—	—	(23)

Total Class C Shares Transactions	n/a	n/a	—	10	142	9

Class D Shares:
Shares issued	1,910	1,021	n/a	n/a	n/a	n/a
Shares reinvested	73	—	n/a	n/a	n/a	n/a
Shares redeemed	(1,585)	(1,372)	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	398	(351)	n/a	n/a	n/a	n/a

Redemption Fees	n/a	6	n/a	—	n/a	—

Total Increase in Net Assets from Capital Share Transactions	1,375	7,284	6,014	2,617	26,757	11,737

Total Increase in Net Assets	13,916	18,254	11,800	3,868	38,945	21,192

Net Assets:
Beginning of year	46,303	28,049	18,692	14,824	35,871	14,679

End of year	$60,219	$46,303	$30,492	$18,692	$74,816	$35,871

Distributions in excess of net investment income/accumulated net investment loss	$(78)	$(48)	$(56)	$(137)	$(271)	$(98)

(1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

58 & 59

Financial Highlights
January 31, 2011
For a Share Outstanding Throughout Each Year
For the years ended January 31,

											Ratio of
											Expenses to
											Average	Ratio of
	Net Asset		Net Realized	Total	Dividends		Net Asset			Ratio of	Net Assets	Net Investment
	Value,	Net	and Unrealized	from	from Net		Value,		Net Assets,	Expenses to	(Excluding	Income	Portfolio
	Beginning	Investment	Gains (Losses)	Investment	Investment	Total	End of	Total	End of	Average	Waivers and/or	to Average	Turnover
	of Year	Income	on Investments	Operations	Income	Dividends	Year	Return†	Year (000)	Net Assets	Reimbursements)	Net Assets	Rate

Government Money Market Fund
Trust Class Shares
2011	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%	$115,244	0.24%	0.62%	0.01%	n/a
2010	1.00	—	—	—	—	—	1.00	0.01	104,366	0.42	0.61	0.01	n/a
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	1.04	110,321	0.57	0.60	1.12	n/a
2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	4.10	156,059	0.58	0.59	4.07	n/a
2007	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	4.44	171,440	0.58	0.64	4.37	n/a
Institutional Sweep Class Shares
2011	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%	$115,733	0.24%	0.85%	0.01%	n/a
2010	1.00	—	—	—	—	—	1.00	0.01	60,131	0.41	0.86	0.01	n/a
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.83	64,711	0.79	0.85	0.87	n/a
2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	3.84	95,701	0.83	0.85	3.81	n/a
2007	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	4.18	142,981	0.83	0.89	4.08	n/a
Class A Shares
2011	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%	$298,165	0.25%	1.12%	0.01%	n/a
2010	1.00	—	—	—	—	—	1.00	0.01	271,739	0.41	1.11	0.01	n/a
2009	1.00	0.01	—	0.01	(0.01)	(0.01)	1.00	0.65	243,952	0.96	1.10	0.68	n/a
2008	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	3.58	336,081	1.08	1.09	3.48	n/a
2007	1.00	0.04	—	0.04	(0.04)	(0.04)	1.00	3.92	280,371	1.08	1.14	3.90	n/a

†	Total return is for the period indicated and has not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

60 & 61

Financial Highlights (continued)
January 31, 2011
For a Share Outstanding Throughout Each Year
For the years ended January 31,

												Ratio of	Ratio of
	Net Asset		Net Realized	Total	Dividends	Distributions	Total	Net Asset			Ratio of	Expenses to	Net Investment
	Value,	Net	and Unrealized	from	from Net	from	Dividends	Value,		Net Assets,	Expenses to	Average Net Assets	Income	Portfolio
	Beginning	Investment	Gains (Losses)	Investment	Investment	Net Realized	and	End of	Total	End of	Average	(Excluding	to Average	Turnover
	of Year	Income†	on Investments	Operations	Income	Gains	Distributions	Year	Return††	Year (000)	Net Assets	Waivers)	Net Assets	Rate

Strategic Income Bond Fund
Trust Class Shares
2011	$15.98	$0.59	$0.06	$0.65	$(0.59)	$(0.03)	$(0.62)	$16.01	4.10%	$102,110	0.75%	0.86%	3.68%	20%
2010	15.32	0.65	0.70	1.35	(0.64)	(0.05)	(0.69)	15.98	8.99	84,953	0.75	0.87	4.12	14
2009	15.74	0.64	(0.35)	0.29	(0.64)	(0.07)	(0.71)	15.32	1.94	76,917	0.75	0.85	4.15	32
2008	15.09	0.64	0.65	1.29	(0.64)	—	(0.64)	15.74	8.76	94,135	0.75	0.84	4.19	14
2007	15.12	0.62	(0.03)	0.59	(0.62)	—	(0.62)	15.09	4.00	87,835	0.75	0.89	4.12	19
Class A Shares
2011	$15.95	$0.55	$0.06	$0.61	$(0.55)	$(0.03)	$(0.58)	$15.98	3.86%	$47,483	1.00%	1.11%	3.41%	20%
2010	15.30	0.60	0.70	1.30	(0.60)	(0.05)	(0.65)	15.95	8.67	32,485	1.00	1.12	3.85	14
2009	15.71	0.60	(0.34)	0.26	(0.60)	(0.07)	(0.67)	15.30	1.76	23,610	1.00	1.11	3.91	32
2008	15.07	0.60	0.64	1.24	(0.60)	—	(0.60)	15.71	8.43	24,436	1.00	1.09	3.94	14
2007	15.10	0.58	(0.03)	0.55	(0.58)	—	(0.58)	15.07	3.75	16,977	1.00	1.14	3.88	19
Class C Shares
2011	$16.03	$0.42	$0.07	$0.49	$(0.43)	$(0.03)	$(0.46)	$16.06	3.09%	$762	1.75%	1.86%	2.62%	20%
2010	15.37	0.49	0.71	1.20	(0.49)	(0.05)	(0.54)	16.03	7.89	371	1.75	1.87	3.10	14
2009	15.80	0.49	(0.36)	0.13	(0.49)	(0.07)	(0.56)	15.37	0.89	290	1.75	1.86	3.20	32
2008	15.15	0.49	0.65	1.14	(0.49)	—	(0.49)	15.80	7.65	119	1.75	1.84	3.19	14
2007	15.14	0.47	0.01	0.48	(0.47)	—	(0.47)	15.15	3.23	112	1.75	1.89	3.12	19

†	Per share data calculated using average shares method.

††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

62 & 63

Financial Highlights (continued)
January 31, 2011
For a Share Outstanding Throughout Each Year
For the years ended January 31,

												Ratio of	Ratio of
	Net Asset		Net Realized	Total	Dividends	Distributions	Total	Net Asset			Ratio of	Expenses to	Net Investment
	Value,	Net	and Unrealized	from	from Net	from	Dividends	Value,		Net Assets,	Expenses to	Average Net Assets	Income (Loss)	Portfolio
	Beginning	Investment	Gains (Losses)	Investment	Investment	Net Realized	and	End of	Total	End of	Average	(Excluding	to Average	Turnover
	of Year	Income†	on Investments	Operations	Income	Gains	Distributions	Year	Return††	Year (000)	Net Assets	Waivers)	Net Assets	Rate

Value Fund
Trust Class Shares
2011	$17.48	$0.26	$3.70	$3.96	$(0.25)	$—	$(0.25)	$21.19	22.83%	$77,828	1.05%	1.05%	1.34%	82%
2010	15.37	0.25	2.11	2.36	(0.25)	—	(0.25)	17.48	15.51	65,625	1.06	1.06	1.53	85
2009	23.44	0.27	(7.99)	(7.72)	(0.27)	(0.08)	(0.35)	15.37	(33.21)	65,358	1.04	1.04	1.31	65
2008	26.12	0.25	(0.38)	(0.13)	(0.24)	(2.31)	(2.55)	23.44	(1.31)	84,322	1.03	1.03	0.91	60
2007	24.37	0.26	3.32	3.58	(0.24)	(1.59)	(1.83)	26.12	14.83	80,965	1.08	1.08	1.02	64
Class A Shares
2011	$17.42	$0.21	$3.69	$3.90	$(0.21)	$—	$(0.21)	$21.11	22.49%	$70,420	1.30%	1.30%	1.09%	82%
2010	15.31	0.21	2.11	2.32	(0.21)	—	(0.21)	17.42	15.29	57,599	1.31	1.31	1.26	85
2009	23.36	0.22	(7.97)	(7.75)	(0.22)	(0.08)	(0.30)	15.31	(33.41)	46,305	1.29	1.29	1.06	65
2008	26.04	0.18	(0.37)	(0.19)	(0.18)	(2.31)	(2.49)	23.36	(1.54)	63,371	1.28	1.28	0.66	60
2007	24.31	0.20	3.30	3.50	(0.18)	(1.59)	(1.77)	26.04	14.52	55,007	1.33	1.33	0.77	64
Class C Shares
2011	$17.07	$0.06	$3.63	$3.69	$(0.07)	$—	$(0.07)	$20.69	21.62%	$4,920	2.05%	2.05%	0.34%	82%
2010	15.02	0.08	2.06	2.14	(0.09)	—	(0.09)	17.07	14.34	4,439	2.06	2.06	0.52	85
2009	22.92	0.06	(7.80)	(7.74)	(0.08)	(0.08)	(0.16)	15.02	(33.85)	3,894	2.04	2.04	0.31	65
2008	25.60	(0.03)	(0.33)	(0.36)	(0.01)	(2.31)	(2.32)	22.92	(2.19)	5,169	2.03	2.03	(0.11)	60
2007	23.95	0.01	3.26	3.27	(0.03)	(1.59)	(1.62)	25.60	13.72	1,163	2.08	2.08	0.03	64

†	Per share data calculated using average shares method.

††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

64 & 65

Financial Highlights (continued)
January 31, 2011
For a Share Outstanding Throughout Each Year
For the years ended January 31,

												Ratio of	Ratio of
	Net Asset		Net Realized	Total	Dividends	Distributions	Total	Net Asset			Ratio of	Expenses to	Net Investment
	Value,	Net	and Unrealized	from	from Net	from	Dividends	Value,		Net Assets,	Expenses to	Average Net Assets	Income (Loss)	Portfolio
	Beginning	Investment	Gains (Losses)	Investment	Investment	Net Realized	and	End of	Total	End of	Average	(Excluding	to Average	Turnover
	of Year	Income (Loss)†	on Investments	Operations	Income	Gains	Distributions	Year	Return††	Year (000)	Net Assets	Waivers)	Net Assets	Rate

Growth Fund
Trust Class Shares
2011	$12.86	$0.01	$3.41	$3.42	$—	$—	$—	$16.28	26.59%	$52,801	1.10%	1.10%	0.09%	81%
2010	10.39	0.02	2.45	2.47	—	—	—	12.86	23.81	43,499	1.10	1.12	0.15	87
2009	17.31	(0.02)	(6.90)	(6.92)	—	—	—	10.39	(39.98)	35,730	1.08	1.08	(0.13)	84
2008	18.11	(0.05)	(0.36)	(0.41)	—	(0.39)	(0.39)	17.31	(2.49)	53,028	1.06	1.06	(0.28)	60
2007	20.13	(0.05)	0.44	0.39	—	(2.41)	(2.41)	18.11	2.07	51,654	1.10	1.10	(0.28)	94
Class A Shares
2011	$12.57	$(0.02)	$3.32	$3.30	$—	$—	$—	$15.87	26.25%	$29,942	1.35%	1.35%	(0.16)%	81%
2010	10.18	(0.01)	2.40	2.39	—	—	—	12.57	23.48	22,987	1.35	1.37	(0.11)	87
2009	17.00	(0.06)	(6.76)	(6.82)	—	—	—	10.18	(40.12)	18,918	1.32	1.32	(0.39)	84
2008	17.83	(0.10)	(0.34)	(0.44)	—	(0.39)	(0.39)	17.00	(2.69)	37,852	1.31	1.31	(0.53)	60
2007	19.91	(0.10)	0.43	0.33	—	(2.41)	(2.41)	17.83	1.78	35,347	1.35	1.35	(0.53)	94
Class C Shares
2011	$11.68	$(0.12)	$3.07	$2.95	$—	$—	$—	$14.63	25.26%	$447	2.10%	2.10%	(0.92)%	81%
2010	9.52	(0.09)	2.25	2.16	—	—	—	11.68	22.69	354	2.10	2.12	(0.83)	87
2009	16.02	(0.15)	(6.35)	(6.50)	—	—	—	9.52	(40.57)	333	2.08	2.08	(1.14)	84
2008	16.95	(0.23)	(0.31)	(0.54)	—	(0.39)	(0.39)	16.02	(3.43)	363	2.06	2.06	(1.28)	60
2007	19.18	(0.23)	0.41	0.18	—	(2.41)	(2.41)	16.95	1.06	458	2.10	2.10	(1.28)	94

†	Per share data calculated using average shares method.

††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

66 & 67

Financial Highlights (continued)
January 31, 2011
For a Share Outstanding Throughout Each Year
For the years ended January 31,

													Ratio of
													Expenses to	Ratio of
	Net Asset		Net Realized	Total	Dividends	Distributions	Total		Net Asset			Ratio of	Average Net Assets	Net Investment
	Value,	Net	and Unrealized	from	from Net	from	Dividends		Value,		Net Assets,	Expenses to	(Excluding	Income (Loss)	Portfolio
	Beginning	Investment	Gains (Losses)	Investment	Investment	Net Realized	and	Redemption	End of	Total	End of	Average	Waivers and/or	to Average	Turnover
	of Year	Income (Loss)†	on Investments	Operations	Income	Gains	Distributions	Fees	Year	Return††	Year (000)	Net Assets	Reimbursements)	Net Assets	Rate

Burkenroad Fund
Class A Shares
2011	$28.92	$0.09	$8.23	$8.32	$(0.17)	$(0.23)	$(0.40)	$—	$36.84	28.78%	$51,688	1.40%	1.53%	0.29%	23%
2010	21.42	(0.01)	7.51	7.50	—	—	—	—	28.92	35.01	39,901	1.40	1.58	(0.05)	20
2009	29.61	(0.12)	(7.68)	(7.80)	—	(0.40)	(0.40)	0.01	21.42	(26.36)	23,033	1.40	1.64	(0.42)	87
2008	31.32	(0.12)	(1.15)	(1.27)	—	(0.44)	(0.44)	—	29.61	(4.14)	19,579	1.40	1.62	(0.38)	42
2007	29.30	(0.10)	2.12	2.02	—	—	—	—	31.32	6.89	18,987	1.40	1.71	(0.34)	22
Class D Shares
2011	$28.44	$0.02	$8.07	$8.09	$(0.10)	$(0.23)	$(0.33)	$—	$36.20	28.44%	$8,531	1.65%	1.78%	0.07%	23%
2010	21.12	(0.08)	7.40	7.32	—	—	—	—	28.44	34.66	6,402	1.65	1.83	(0.30)	20
2009	29.26	(0.20)	(7.55)	(7.75)	—	(0.40)	(0.40)	0.01	21.12	(26.50)	5,016	1.65	1.88	(0.70)	87
2008	31.04	(0.20)	(1.14)	(1.34)	—	(0.44)	(0.44)	—	29.26	(4.40)	6,236	1.65	1.87	(0.63)	42
2007	29.07	(0.17)	2.10	1.93	—	—	—	0.04	31.04	6.78	7,148	1.65	1.96	(0.58)	22

†	Per share data calculated using average shares method.

††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

68 & 69

Financial Highlights (continued)
January 31, 2011
For a Share Outstanding Throughout Each Year
For the years ended January 31,

										Ratio of		Ratio of
										Expenses to		Expenses to		Ratio of		Ratio of
										Average Net Assets		Average Net Assets		Expenses to		Net
	Net Asset		Net Realized	Total	Dividends	Total	Net Asset			(Including		(Including Performance		Average Net Assets		Investment
	Value,	Net	and Unrealized	from	from Net	Dividends	Value,		Net Assets,	Performance Adjustment,		Adjustment/Excluding		(Including Performance		Loss	Portfolio
	Beginning	Investment	Gains (Losses)	Investment	Investment	and	End of	Total	End of	Dividend and		Dividend and		Adjustment/Excluding		to Average	Turnover
	of Year	Loss†	on Investments	Operations	Income	Distributions	Year	Return††	Year (000)	Interest Expense)		Interest Expense)		Waivers)		Net Assets	Rate

Quantitative Long/Short Fund
Trust Class Shares
2011	$12.17	$(0.05)	$3.25	$3.20	$—	$—	$15.37	26.29%	$26,518	1.75	%(3)	1.49	%(1)	1.75	%(3)	(0.35)%	129%
2010	11.33	(0.10)	0.94	0.84	—	—	12.17	7.41	15,922	1.92		1.57	(2)	2.36		(0.86)	135
2009#	15.00	—	(3.66)	(3.66)	(0.01)	(0.01)	11.33	(24.43)	12,881	1.77		1.70		2.29		(0.03)	47
Class A Shares
2011	$12.13	$(0.08)	$3.24	$3.16	$—	$—	$15.29	26.05%	$3,960	2.00	%(3)	1.74	%(1)	2.00	%(3)	(0.60)%	129%
2010	11.33	(0.13)	0.93	0.80	—	—	12.13	7.06	2,759	2.17		1.82	(2)	2.61		(1.11)	135
2009#	15.00	(0.01)	(3.66)	(3.67)	—	—	11.33	(24.47)	1,942	2.02		1.95		2.61		(0.33)	47
Class C Shares
2011	$12.01	$(0.18)	$3.19	$3.01	$—	$—	$15.02	25.06%	$14	2.75	%(3)	2.49	%(1)	2.75	%(3)	(1.36)%	129%
2010	11.29	(0.22)	0.94	0.72	—	—	12.01	6.38	11	2.92		2.57	(2)	3.36		(1.86)	135
2009#	15.00	(0.04)	(3.67)	(3.71)	—	—	11.29	(24.73)	1	2.74		2.67		3.56		(1.08)	47

(1)	The expense ratio includes the performance fee adjustment. Had the performance fee adjustment, dividend and interest expense been excluded, the ratios would have been 1.70%, 1.95% and 2.70% for Trust Class Shares, Class A Shares and Class C Shares, respectively.

(2)	The expense ratio includes the performance fee adjustment. Had the performance fee adjustment been excluded, the ratios would have been 1.70%, 1.95% and 2.70% for Trust Class Shares, Class A Shares and Class C Shares, respectively.

(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

#	Commenced operations on September 30, 2008. Ratios for the period have been annualized.

†	Per share data calculated using average shares method.

††	Total return excludes applicable sales charge. Total return is for the period indicated and has not been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

70 & 71

Financial Highlights (concluded)
January 31, 2011
For a Share Outstanding Throughout Each Year
For the years ended January 31,

													Ratio of
													Expenses to		Ratio of
	Net Asset		Net Realized	Total	Dividends	Distribution	Total	Net Asset			Ratio of		Average		Net Investment
	Value,	Net	and Unrealized	from	from Net	from Net	Dividends	Value,		Net Assets,	Expenses to		Net Assets		Income (Loss)	Portfolio
	Beginning	Investment	Gains (Losses)	Investment	Investment	Realized	and	End of	Total	End of	Average		(Excluding		to Average	Turnover
	of Year	Income (Loss)†	on Investments	Operations	Income	Gains	Distributions	Year	Return††	Year (000)	Net Assets		Waivers)		Net Assets	Rate

Diversified International Fund
Trust Class Shares
2011	$17.11	$0.05	$3.65	$3.70	$(0.07)	$(0.06)	$(0.13)	$20.68	21.64%	$56,666	1.50	%(1)	1.50	%(1)	0.25%	3%
2010	10.38	0.07	6.75	6.82	(0.09)	—	(0.09)	17.11	65.63	29,506	1.50		1.73		0.49	42
2009#	15.00	0.02	(4.60)	(4.58)	(0.04)	—	(0.04)	10.38	(30.53)	12,925	1.50		2.36		0.45	2
Class A Shares
2011	$17.09	$(0.02)	$3.67	$3.65	$(0.04)	$(0.06)	$(0.10)	$20.64	21.36%	$17,980	1.75	%(1)	1.75	%(1)	(0.12)%	3%
2010	10.38	0.01	6.76	6.77	(0.06)	—	(0.06)	17.09	65.23	6,354	1.75		1.98		0.08	42
2009#	15.00	—	(4.58)	(4.58)	(0.04)	—	(0.04)	10.38	(30.57)	1,753	1.75		2.74		0.11	2
Class C Shares
2011	$17.00	$(0.16)	$3.64	$3.48	$—	$(0.06)	$(0.06)	$20.42	20.48%	$170	2.50	%(1)	2.50	%(1)	(0.87)%	3%
2010	10.37	(0.23)	6.86	6.63	—	—	—	17.00	63.96	11	2.50		2.73		(1.37)	42
2009#	15.00	(0.02)	(4.59)	(4.61)	(0.02)	—	(0.02)	10.37	(30.77)	1	2.50		3.36		(0.62)	2

#	Commenced operations on September 30, 2008. Ratios for the period have been annualized.

(1)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

†	Per share data calculated using average shares method.

††	Total return excludes applicable sales charge. Total return is for the period indicated and has not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

72 & 73

Notes to Financial Statements
1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with thirty funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Government Money Market Fund (the “Government Money Market Fund”), the Hancock Horizon Strategic Income Bond Fund (the “Strategic Income Bond Fund”), the Hancock Horizon Value Fund (the “Value Fund”), the Hancock Horizon Growth Fund (the “Growth Fund”), the Hancock Horizon Burkenroad Fund (the “Burkenroad Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”) and the Hancock Horizon Diversified International Fund (the “Diversified International Fund”) (each a “Fund” and collectively the “Funds”). Prior to March 8, 2009, the Government Money Market Fund was named the Treasury Securities Money Market Fund. The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
     Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2011, there were no fair valued securities in the Funds.

January 31, 2011
     The Government Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a Sub-Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
The Diversified International Fund uses Interactive Data Pricing and Reference Data Corp. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.
If a local market in which the Diversified International Fund own securities is closed for one or more days, the Diversified International Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Notes to Financial Statements (continued)
unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at January 31, 2011 (000):

	Level 1	Level 2	Level 3	Total

Government Money Market Fund
Investments in Securities
U.S. Government Agency Obligations	$—	$187,035	$—	$187,035
Corporate Bonds	—	31,174	—	31,174
Repurchase Agreements	—	310,960	—	310,960

Total Investments in Securities	$—	$529,169	$—	$529,169

Strategic Income Bond Fund
Investments in Securities
Corporate Bonds	$—	$43,262	$—	$43,262
Municipal Bonds	—	29,018	—	29,018
U.S. Government Mortgage-Backed Obligations	—	24,929	—	24,929
Exchange Traded Funds	17,554	—	—	17,554
U.S. Government Agency Obligations	—	21,206	—	21,206
U.S. Treasury Obligations	—	7,031	—	7,031
Cash Equivalents	6,110	—	—	6,110

Total Investments in Securities	$23,664	$125,446	$—	$149,110

Value Fund
Investments in Securities
Common Stock	$151,606	$—	$—	$151,606
Cash Equivalent	1,745	—	—	1,745

Total Investments in Securities	$153,351	$—	$—	$153,351

Growth Fund
Investments in Securities
Common Stock	$81,872	$—	$—	$81,872
Cash Equivalent	1,388	—	—	1,388

Total Investments in Securities	$83,260	$—	$—	$83,260

Burkenroad Fund
Investments in Securities
Common Stock	$58,637	$—	$—	$58,637
Cash Equivalent	1,405	—	—	1,405

Total Investments in Securities	$60,042	$—	$—	$60,042

Quantitative Long/Short Fund
Assets at Fair Value at January 31, 2011 (investments in securities at fair value)
Investments in Securities
Common Stock	$31,330	$—	$—	$31,330
Cash Equivalent	1,746	—	—	1,746

Total Investments in Securities	$33,076	$—	$—	$33,076

Liabilities at Fair Value at January 31, 2011 (securities sold short at fair value)
Investments in Securities
Common Stock	$(2,051)	$—	$—	$(2,051)

Total Investments in Securities	$(2,051)	$—	$—	$(2,051)

Diversified International Fund
Investments in Securities
Common Stock	$69,070	$—	$—	$69,070
Exchange Traded Funds	2,879	—	—	2,879
Cash Equivalent	3,113	—	—	3,113

Total Investments in Securities	$75,062	$—	$—	$75,062

For the Year ended January 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year.

January 31, 2011
Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.
Security Transactions and Related Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income.
Repurchase Agreements — The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by an NRSRO, as determined by the Adviser. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.
TBA Purchase Commitments — The Funds may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at

Notes to Financial Statements (continued)
the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.
Short Sales — The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.
In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense.
Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.
The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.
Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Classes of Shares — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.
Dividends and Distributions — Dividends from net investment income, if any, are declared daily and paid monthly for the Government Money Market Fund, declared and paid monthly for the Strategic Income Bond Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and the Diversified International Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.
3. Agreements and other Transactions with Affiliates:
Advisory Agreement
     Horizon Advisers (the “Adviser”), an unincorporated division of Hancock Bank, serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the “Advisory Agreement”) with the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Government Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds, 0.95% of the average daily net assets of the Burkenroad Fund, 1.20% of the average daily net

January 31, 2011
assets of the Quantitative Long/Short Fund and 1.00% of the average daily net assets of the Diversified International Fund. For the month ended October 31, 2009 and each subsequent month thereafter, the fee received by the Adviser for the Quantitative Long/Short Fund will be comprised of a basic fee at the annual rate of 1.20% of the Fund’s average daily net assets as described above and a performance adjustment (“performance adjustment”), if applicable, that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund’s performance benchmark. The performance adjustment is calculated and paid monthly by comparing the Fund’s Trust Class Share performance to that of the Fund’s performance benchmark over the current month plus the previous 11 months (the “performance period”). In cases where the advisory fee is comprised of the basic fee and a performance adjustment, the fee paid to the Adviser based on the performance adjustment will result in a minimum fee of 0.80% if the Fund’s Trust Class Share underperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis, and a maximum fee of 1.60% if the Fund’s Trust Share Class outperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis. In cases where the performance adjustment is not applicable because the performance difference does not result in a performance adjustment, the basic fee at the annual rate of 1.20% of the Fund’s average daily net assets will continue to apply.
     The Adviser oversees EARNEST Partners, LLC (the Sub-Adviser to the Diversified International Fund) to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board of Trustees of the Trust (the “Board”) supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.
     During the year ended January 31, 2011, the Quantitative Long/Short Fund’s advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

Base		Net Advisory
Advisory	Performance	Fees Before	Effective
Fee	Adjustment	Waivers	Rate
$291,901	$(50,274)	$241,627	0.99%
     The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding performance adjustments, interest, dividend expenses, taxes, brokerage commissions, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Government
	Money	Strategic
	Market	Income Bond	Value	Growth
	Fund*	Fund*	Fund**	Fund**
Trust Class Shares	0.58%	0.75%	1.10%	1.10%
Institutional Sweep Class Shares	0.83	n/a	n/a	n/a
Class A Shares	1.08	1.00	1.35	1.35
Class C Shares	n/a	1.75	2.10	2.10

		Quantitative		Diversified
	Burkenroad	Long/Short		International
	Fund*	Fund*		Fund*
Trust Class Shares	n/a	1.70	%(1)	1.50%
Class A Shares	1.40%	1.95	%(1)	1.75%
Class C Shares	n/a	2.70	%(1)	2.50%
Class D Shares	1.65	n/a		n/a

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2011.

**	The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.

(1)	The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Trust Class, Class A and Class C Shares, respectively, until May 2011 (the “Expense Limits”). Since the Expense Limits are applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.
     In addition, the Adviser has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Government Money Market Fund in order to limit the one-day net income yield of the Trust Class Shares, Institutional Sweep Class Shares and Class A Shares of the Fund to not less than 0.01% of the average daily net assets.

Notes to Financial Statements (continued)
     The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.
     As of January 31, 2011, fees previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

	Government
	Money	Strategic
	Market	Income Bond	Growth
	Fund(1)	Fund(1)	Fund(1)
Expiring 2012	$—	$—	$—
Expiring 2013	840,932	83,482	5,751
Expiring 2014	1,537,742	144,474	1,885

		Quantitative	Diversified
	Burkenroad	Long/Short	International
	Fund(1)	Fund(2)	Fund(2)
Expiring 2012	$—	$19,495	$9,287
Expiring 2013	48,579	75,701	53,248
Expiring 2014	66,738	—	—

(1)	Reimbursement of Advisory Fees waived effective from May 31, 2009.

(2)	Reimbursement of Advisory Fees waived effective from September 30, 2008 (commencement of operations).
     During the year ended January 31, 2011, the Adviser recaptured $4,865 and $31,595 of prior expense limitation reimbursements for the Quantitative Long/Short Fund and Diversified International Fund, respectively.
Administration Agreement
     SEI Investments Global Funds Services (“the Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.
     The Funds and the Administrator have entered into an Administration Agreement. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the net assets over $750 million, subject to certain minimum fee levels.
Transfer Agent and Custodian Agreement
     Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.
     Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.
     U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.
Distribution Agreement
     The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.
The following table summarizes the agreement:

Government
	Money	Strategic
	Market	Income Bond	Value	Growth
	Fund	Fund	Fund	Fund
Trust Class Shares	—	—	—	—
Institutional Sweep Class Shares	—	n/a	n/a	n/a
Class A Shares	0.25%	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%

January 31, 2011

		Quantitative	Diversified
	Burkenroad	Long/Short	International
	Fund	Fund	Fund
Trust Class Shares	n/a	—	—
Class A Shares	—	—	—
Class C Shares	n/a	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.
     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2011, Hancock Investment Securities, Inc. received distribution fees in the amount of $556,969 and $6,975, for the Government Money Market Fund and Burkenroad Fund, respectively.
     The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.
The following table summarizes the agreement:

	Government	Strategic
	Money	Income
	Market	Bond	Value	Growth
	Fund	Fund	Fund	Fund
Trust Class Shares	—	—	—	—
Institutional Sweep Class Shares	0.25%	n/a	n/a	n/a
Class A Shares	0.25	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25	0.25	0.25

		Quantitative	Diversified
	Burkenroad	Long/Short	International
	Fund	Fund	Fund
Trust Class Shares	n/a	—	—
Class A Shares	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25	0.25
Class D Shares	0.25	n/a	n/a

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.
     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2011, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $726,198, $38,262, $38,851, $29,073, $63,837, $5,536 and $11,907 for the Government Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and Diversified International Fund, respectively.
Investment in Affiliated Companies
     The Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and Diversified International Fund may invest in the Government Money Market Fund for cash management purposes. To the extent the Funds invest in the Government Money Market Fund, they will indirectly bear a pro rata portion of the Government Money Market Fund’s portfolio management fees and other Fund operating expenses.
Other
     Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.
     The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Notes to Financial Statements (continued)
4. Share Transactions:
Shares issued, reinvested and redeemed for the Funds were as follows (000):

	Government		Strategic Income
	Money Market Fund		Bond Fund		Value Fund		Growth Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Trust Class Shares:
Shares issued	359,637	313,846	1,949	2,170	465	1,559	415	1,302
Dividends and distributions reinvested	1	1	60	48	12	20	—	—
Shares redeemed	(348,753)	(319,806)	(947)	(1,921)	(558)	(2,078)	(552)	(1,360)

Total Trust Class Shares Transactions	10,885	(5,959)	1,062	297	(81)	(499)	(137)	(58)

Institutional Sweep Class Shares:
Shares issued	758,513	593,385	n/a	n/a	n/a	n/a	n/a	n/a
Dividends and distributions reinvested	1	1	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(702,904)	(597,968)	n/a	n/a	n/a	n/a	n/a	n/a

Total Institutional Sweep Class Shares Transactions	55,610	(4,582)	n/a	n/a	n/a	n/a	n/a	n/a

Class A Shares:
Shares issued	471,037	681,740	1,345	1,535	802	1,063	469	1,217
Dividends and distributions reinvested	6	6	84	70	34	41	—	—
Shares redeemed	(444,599)	(653,969)	(494)	(1,112)	(808)	(820)	(410)	(1,248)

Total Class A Shares Transactions	26,444	27,777	935	493	28	284	59	(31)

Class C Shares:
Shares issued	n/a	n/a	24	4	37	59	1	1
Dividends and distributions reinvested	n/a	n/a	1	1	1	2	—	—
Shares redeemed	n/a	n/a	(1)	(1)	(60)	(60)	—	(6)

Total Class C Shares Transactions	n/a	n/a	24	4	(22)	1	1	(5)

Net Change in Capital Shares	92,939	17,236	2,021	794	(75)	(214)	(77)	(94)

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are either 0 shares or have been rounded to 0 shares.

January 31, 2011
Shares issued, reinvested and redeemed for the Funds were as follows (000):

	Burkenroad		Quantitative		Diversified
	Fund		Long/Short Fund		International Fund
	2011	2010	2011	2010	2011	2010
Trust Class Shares:
Shares issued	n/a	n/a	580	606	1,238	1,011
Dividends and distributions reinvested	n/a	n/a	—	—	9	2
Shares redeemed	n/a	n/a	(164)	(434)	(232)	(534)

Total Trust Class Shares Transactions	n/a	n/a	416	172	1,015	479

Class A Shares:
Shares issued	397	787	99	228	594	382
Dividends and distributions reinvested	12	—	—	—	4	1
Shares redeemed	(386)	(482)	(67)	(172)	(99)	(180)

Total Class A Shares Transactions	23	305	32	56	499	203

Class C Shares:
Shares issued	n/a	n/a	—	1	7	2
Dividends and distributions reinvested	n/a	n/a	—	—	—	—
Shares redeemed	n/a	n/a	—	—	—	(1)

Total Class C Shares Transactions	n/a	n/a	—	1	7	1

Class D Shares:
Shares issued	59	39	n/a	n/a	n/a	n/a
Dividends and distributions reinvested	2	—	n/a	n/a	n/a	n/a
Shares redeemed	(50)	(52)	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	11	(13)	n/a	n/a	n/a	n/a

Net Change in Capital Shares	34	292	448	229	1,521	683

“n/a” designates that the Fund does not offer this class.
Amounts designated as “—” are either 0 shares or have been rounded to 0 shares.
5. Investment Transactions:
The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2011 were as follows:

	Strategic					Diversified
	Income	Value	Growth	Burkenroad	Quantitative	International
	Bond Fund	Fund	Fund	Fund	Long/Short Fund	Fund
	(000)	(000)	(000)	(000)	(000)	(000)
Cost of Security Purchases
U.S. Government Securities	$12,209	$—	$—	$—	$—	$—
Other	41,474	111,206	58,310	12,251	32,190	27,930
Proceeds from Sales and Maturities
U.S. Government Securities	$18,214	$—	$—	$—	$—	$—
Other	6,843	113,103	60,251	11,407	36,644	1,588

Notes to Financial Statements (continued)
6. Federal Tax Information:
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.
Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2010, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments.
Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions, net realized gain on sale of partnership, PFIC capital gain to ordinary income, and net operating losses. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Undistributed Net	Accumulated	Additional
	Investment Income/	Net Realized	Paid-In
	(Accumulated Loss)	Gain (Loss)	Capital
Growth Fund	$49	$—	$(49)
Burkenroad Fund	94	24	(118)
Quantitative Long/Short Fund	172	(2)	(170)
Diversified International Fund	(49)	49	—
The tax character of dividends and distributions declared during the years ended January 31, 2011 and January 31, 2010 was as follows (000):

	Ordinary Income			Long-Term Capital Gain			Totals
	5/1/2010–	2/1/2010–		5/1/2010–	2/1/2010–		5/1/2010–	2/1/2010–
	1/31/2011*	4/30/2010	2010	1/31/2011*	4/30/2010	2010	1/31/2011*	4/30/2010	2010
Government Money Market Fund	$42	$11	$52	$—	$—	$—	$42	$11	$52
Strategic Income Bond Fund	3,661	1,152	4,465	263	—	199	3,924	1,152	4,664
Value Fund	1,363	291	1,784	—	—	—	1,363	291	1,784
Growth Fund	—	—	15	—	—	—	—	—	15
Burkenroad Fund	259	—	—	367	—	—	626	—	—
Quantitative Long/Short Fund	—	—	—	—	—	—	—	—	—
Diversified International Fund	429	—	164	—	—	—	429	—	164
Amounts designated as “—” are either $0 or have been rounded to $0.

*	Amounts in this column are estimated tax character and will not be determined until the Funds’ 2011 tax return is filed.

January 31, 2011
As of April 30, 2010, the components of distributable earnings on a tax basis were as follows (000):

	Government	Strategic					Diversified
	Money	Income	Value	Growth	Burkenroad	Quantitative	International
	Market Fund	Bond Fund	Fund	Fund	Fund	Long/Short Fund	Fund
Undistributed ordinary income	$11	$11	$189	$—	$—	$—	$200
Undistributed long-term capital gain	—	260	—	—	167	—	—
Unrealized appreciation (depreciation)	—	4,300	22,507	13,683	11,246	3,865	6,266
Capital Loss Carryforward	—	—	(23,660)	(15,381)	—	(3,397)	—
Post-October Losses	—	—	(3,277)	—	—	—	(22)
Post-October Currency Losses	—	—	—	—	—	—	(42)
Other temporary differences	(4)	—	—	—	—	—	(13)

Total distributable earnings	$7	$4,571	$(4,241)	$(1,698)	$11,413	$468	$6,389

Undistributed amounts at April 30, 2010, reported in the above table, have been paid.
Amounts designated as “—” are either $0 or have been rounded to $0.
Post-October Losses represent losses on investment transactions from November 1, 2009 through April 30, 2010, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having risen in the following year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended April 30, 2010, the Government Money Market and Burkenroad Funds utilized capital loss carry forwards to offset realized capital gains in the amounts of $11,375 and $588,073, respectively. At April 30, 2010, capital loss carryforwards and their expiration dates were as follows:

			Quantitative
	Value	Growth	Long/Short
	Fund (000)	Fund (000)	Fund (000)
Expires April 30, 2016	$—	$21	$—
Expires April 30, 2017	7,155	5,452	763
Expires April 30, 2018	16,505	9,908	2,634
Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2011 were as follows:

		Aggregate	Aggregate
		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Federal Tax Cost	Appreciation	Depreciation	Appreciation
	(000)	(000)	(000)	(000)
Strategic Income Bond Fund	$144,968	$6,074	$(1,932)	$4,142
Value Fund	126,317	28,214	(1,180)	27,034
Growth Fund	63,153	20,264	(157)	20,107
Burkenroad Fund	43,265	17,405	(628)	16,777
Quantitative Long/Short Fund Fund	26,813	6,425	(162)	6,263
Diversified International Fund	58,694	17,244	(876)	16,368

Notes to Financial Statements (concluded)
For Federal income tax purposes, the book cost of securities owned at January 31, 2011 for the Government Money Market Fund was equal to tax cost.
7. Other:
On January 31, 2011, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of	% of Outstanding
	Shareholders	Shares
Government Money Market Fund, Trust Class	1	92
Government Money Market Fund, Institutional Sweep Class	1	91
Government Money Market Fund, Class A	2	99
Strategic Income Bond Fund, Trust Class	2	76
Strategic Income Bond Fund, Class A	1	15
Strategic Income Bond Fund, Class C	2	27
Value Fund, Trust Class	2	74
Value Fund, Class A	1	13
Value Fund, Class C	3	66
Growth Fund, Trust Class	2	74
Growth Fund, Class A	1	25
Growth Fund, Class C	2	51
Burkenroad Fund, Class A	1	22
Burkenroad Fund, Class D	2	21
Quantitative Long/Short Fund, Trust Class	2	84
Quantitative Long/Short Fund, Class A	1	30
Quantitative Long/Short Fund, Class C	1	93
Diversified International Fund, Trust Class	2	73
Diversified International Fund, Class A	2	34
Diversified International Fund, Class C	2	77
These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.
8. Indemnifications:
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.
9. Concentration of Risks:
When the Diversified International Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Diversified International Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Diversified International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Diversified International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2011, the net assets of the Diversified International Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.
10. Recent Accounting Pronouncement:
In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-6, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-6 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. The adoption of ASU No. 2010-06 did not have an impact on the Funds’ financial statements.
11. Subsequent Events:
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2011.

Report of Independent Registered Public Accounting Firm
January 31, 2011
To the Shareholders and Board of Trustees
Hancock Horizon Funds of The Advisors’ Inner Circle Fund II
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Quantitative Long/Short Fund, and Hancock Horizon Diversified International Fund (seven of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of January 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Government Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon Diversified International Fund of The Advisors’ Inner Circle Fund II at January 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
March 29, 2011

January 31, 2011
Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-990-2434. The following chart lists Trustees and Officers as of January 31, 2011.

				Number of
		Term of		Funds in
	Position(s)	Office and		The Advisors’ Inner Circle Fund II
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by Board	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Member	Held by Board Member[3]

INTERESTED BOARD MEMBERS

ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc and SEI Islamic Investments Fund plc.

WILLIAM M. DORAN 1701 Market Street, Philadelphia, PA 19103 70 yrs. old	Trustee	(Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

88 & 89

January 31, 2011
Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

				Number of
		Term of		Funds in
	Position(s)	Office and		The Advisors’ Inner Circle Fund II
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by Board	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Member	Held by Board Member[3]

INDEPENDENT BOARD MEMBERS

JAMES M. STOREY 79 yrs. old	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, Price & Rhoads (law firm) September 1987-December 1993.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust.

GEORGE J. SULLIVAN, JR. 68 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

90 & 91

January 31, 2011
Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

				Number of
		Term of		Funds in
	Position(s)	Office and		The Advisors’ Inner Circle Fund II
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by Board	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Member	Held by Board Member/Officer[3]

INDEPENDENT BOARD MEMBERS (continued)

BETTY L. KRIKORIAN 68 yrs. old	Trustee	(Since 2005)	Vice President Compliance AARP Financial, Inc. since 2008. Self-employed Legal and Financial Services Consultant since 2003. Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.	30	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)	Self-employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	30	Director, Oregon Transfer Co. and Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds

MITCHELL A. JOHNSON 68 yrs. old	Trustee	(Since 2005)	Retired.	30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Management Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategies Portfolios, L.P.

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance FHL Banks from 1992 to 2007	30	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

OFFICERS

PHILIP T. MASTERSON 46 yrs. old	President	(Since 2008)	Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.	N/A	N/A

MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

92 & 93

January 31, 2011
Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (concluded)

Number of
		Term of		Funds in
	Position(s)	Office and		The Advisors’ Inner Circle Fund II
Name, Address,	Held with	Length of	Principal Occupation(s)	Overseen by Board	Other Directorships
Age[1]	the Trust	Time Served	During Past 5 Years	Member	Held by Officer

OFFICERS (continued)

RUSSELL EMERY 47 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development, SEI Investments from February 2003 to March 2006. Senior Investment Analyst, Equity Team, SEI Investments from March 2000 to February 2003.	N/A	N/A

JOSEPH GALLO 37 yrs. old	Vice President and Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate Counsel, ICMA Retirement Corporation, 2004-2007; Federal Investigator, U.S. Department of Labor, 2002-2004; U.S. Securities and Exchange Commission — Department of Investment Management, 2003.	N/A	N/A

CAROLYN E. MEAD 53 yrs. old	Vice President and Assistant Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate, Stradley, Ronon, Stevens & Young, 2004-2007; Counsel ING Variable Annuities, 1999-2002.	N/A	N/A

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)	Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.	N/A	N/A

TIMOTHY D. BARTO 42 yrs. old	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert Price & Rhoads (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.	N/A	N/A

MICHAEL BEATTIE 45 yrs. old	Vice President	(Since 2009)	Director of Client Services at SEI since 2004.	N/A	N/A

ANDREW S. DECKER 47 yrs. old	AML Officer	(Since 2008)	Compliance Officer and Product Manager, SEI, 2005-2008. Vice President, Old Mutual Capital, 2000-2005. Operations Director, Prudential Investments, 1998-2000.	N/A	N/A

[1]	The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

94 & 95

Notice to Shareholders (unaudited)
For shareholders that do not have a January 31, 2011 tax year end, this notice is for informational use only.
For the fiscal year ended January 31, 2011, each Fund is designating long-term capital gains and ordinary income with regard to distributions paid during the year as follows:

	Long-Term	Ordinary		Dividends	Qualified	U.S.	Interest	Short-Term
	Capital Gains	Income	Total	Received	Dividend	Government	Related	Capital Gain
Fund	Distributions	Distributions	Distributions	Deduction (1)	Income (2)	Interest (3)	Dividends (4)	Dividend (5)
Government Money Market Fund	0.00%	100.00%	100.00%	0.00%	0.00%	29.07%	100.00%	100.00%
Strategic Income Bond Fund	5.19%	94.81%	100.00%	0.00%	0.00%	3.33%	100.00%	0.00%
Value Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Burkenroad Fund	58.67%	41.33%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Quantitative Long/ Short Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Diversified International Fund	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2010, the total amount of foreign source income is $391,279. The total amount of foreign tax paid is $87,621. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).
Item 4. Principal Accountant Fees and Services.
Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds and the SmartGrowth Family of Funds (the “Funds”).
E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

	2011			2010
		All fees and	All other fees		All fees and	All other fees
		services to	and services to		services to	and services to
	All fees and	service	service	All fees and	service	service
	services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
	Trust that were	were pre-	did not require	Trust that were	were pre-	did not require
	pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a) Audit Fees	$216,660	N/A	N/A	$206,860	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$741	N/A	N/A	$623	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not applicable.

(e)(2)	Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
(f)	Not applicable.
(g) (1) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $741 and $623 for 2011 and 2010, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Philip T. Masterson
Philip T. Masterson
President
Date: April 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Philip T. Masterson
Philip T. Masterson
President
Date: April 8, 2011

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer
Date: April 8, 2011